As Filed with the Securities and Exchange Commission on April 28, 2000

                                                    Registration No. 333-93567


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                        Post Effective Amendment No. 1 to
                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


                    LIFE INVESTORS VARIABLE LIFE ACCOUNT A
                              (EXACT NAME OF TRUST)

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA
                               (NAME OF DEPOSITOR)

                              4333 Edgewood Road NE
                           Cedar Rapids, Iowa 52499
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)


      (NAME AND COMPLETE ADDRESS
       OF AGENT FOR SERVICE)                          COPY TO:
John D. Cleavenger, Esq.                              Stephen E. Roth, Esq.
Life Investors Insurance Company of America           Sutherland Asbill & Brennan LLP
4333 Edgewood Road NE                                 1275 Pennsylvania Avenue, N.W.
Cedar Rapids, Iowa 52499                              Washington, DC 20004-2415


                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
               As soon as practicable after the effective date of
                          this registration statement.


   SECURITIES BEING OFFERED: Flexible Premium Variable Life Insurance Policy

It is proposed that this filing will become effective (check appropriate box):

   [ ] immediately upon filing pursuant to paragraph (b) of Rule 485;
   [X] on May 1, 2000 pursuant to paragraph (b) or Rule 485;
   [ ]    days after filing pursuant to paragraph (a) of Rule 485:
   [ ] on (date) pursuant to paragraph (a) of Rule 485.

                                     PART I

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                    POLICY

                                   Issued by


                    LIFE INVESTORS VARIABLE LIFE ACCOUNT A
                       LIFE INVESTORS INSURANCE COMPANY
                                  OF AMERICA

                             4333 EDGEWOOD ROAD NE
                           CEDAR RAPIDS, IOWA 52499
                                (319) 398-8511

                                              PROSPECTUS
                                              MAY 1, 2000

Life Investors Insurance Company of America (the "Company") is offering the flexible premium variable life insurance policy ("Policy") described in this prospectus. Certain Policy provisions may vary based on the state where the Company issues the Policy. The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. You should consider the Policy in conjunction with other insurance you own.

You can allocate your Policy's values to:

 o Life Investors Variable Life Account A (the "Separate Account"), which invests in the portfolios listed on this page; or

 o  a Fixed Account, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the Separate Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

PLEASE NOTE THAT THE POLICIES AND THE PORTFOLIOS:

 o  ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
 o  ARE NOT FEDERALLY INSURED;
 o  ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
 o  ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

The following portfolios are available:


(diamond) JANUS ASPEN SERIES
                Janus Aspen Growth Portfolio
                Janus Aspen Worldwide Growth Portfolio
                Janus Aspen Balanced Portfolio
                Janus Aspen Capital Appreciation Portfolio
                Janus Aspen Aggressive Growth Portfolio


(diamond) AIM VARIABLE INSURANCE FUNDS, INC.
               AIM V.I. Capital Appreciation Fund
               AIM V.I. Government Securities Fund
               AIM V.I. Growth Fund
               AIM V.I. International Equity Fund
               AIM V.I. Value Fund


(diamond) OPPENHEIMER VARIABLE ACCOUNT FUNDS
              Oppenheimer Main Street Growth & Income
                Fund/VA
              Oppenheimer Multiple Strategies Fund/VA
              Oppenheimer Bond Fund/VA
              Oppenheimer Strategic Bond Fund/VA
              Oppenheimer High Income Fund/VA


(diamond) FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
                 Fidelity VIP II Index 500 Portfolio
                 Fidelity VIP Money Market Portfolio
                 Fidelity VIP Growth Portfolio
                 Fidelity VIP II Contrafund/registered trademark/ Portfolio Fidelity VIP III Growth & Income Portfolio



     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
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--------------------------------------------------------------------------------



GLOSSARY .................................................     1
POLICY SUMMARY ...........................................     3
RISK SUMMARY .............................................     7
THE COMPANY AND THE FIXED ACCOUNT ........................     9
 LIFE INVESTORS INSURANCE COMPANY OF AMERICA .............     9
 THE FIXED ACCOUNT .......................................     9
THE SEPARATE ACCOUNT AND THE PORTFOLIOS ..................     9
 THE SEPARATE ACCOUNT ....................................     9
 THE PORTFOLIOS ..........................................    10
 VOTING PORTFOLIO SHARES .................................    13
THE POLICY ...............................................    13
 PURCHASING A POLICY .....................................    13
 WHEN INSURANCE COVERAGE TAKES EFFECT ....................    13
 CANCELING A POLICY (FREE-LOOK RIGHT) ....................    14
 OWNERSHIP RIGHTS ........................................    15
  SELECTING AND CHANGING THE BENEFICIARY .................    15
  CHANGING THE OWNER .....................................    15
  ASSIGNING THE POLICY ...................................    15
PREMIUMS .................................................    16
 PREMIUM FLEXIBILITY .....................................    16
 ALLOCATING PREMIUMS .....................................    17
POLICY VALUES ............................................    18
 POLICY VALUE ............................................    18
 CASH SURRENDER VALUE ....................................    18
 SUBACCOUNT VALUE ........................................    18
 UNIT VALUE ..............................................    18
 FIXED ACCOUNT VALUE .....................................    19
CHARGES AND DEDUCTIONS ...................................    19
 EXPENSE CHARGE ..........................................    19
 MONTHLY DEDUCTION .......................................    20
  COST OF INSURANCE ......................................    20
  MONTHLY ADMINISTRATIVE CHARGE ..........................    20
  CHARGES FOR RIDERS .....................................    20
  CHARGES FOR A SUBSTANDARD PREMIUM CLASS RATING .........    20
 MORTALITY AND EXPENSE RISK CHARGE .......................    21
 SURRENDER AND WITHDRAWAL CHARGES ........................    21
 TRANSFER CHARGE .........................................    22
 PORTFOLIO EXPENSES ......................................    22
DEATH BENEFIT ............................................    22
 DEATH BENEFIT PROCEEDS ..................................    22
 DEATH BENEFIT OPTIONS ...................................    23
 CHANGING DEATH BENEFIT OPTIONS ..........................    23
 EFFECTS OF WITHDRAWALS ON THE DEATH BENEFIT .............    24
 CHANGING THE SPECIFIED AMOUNT ...........................    24
 PAYMENT OPTIONS .........................................    25

SURRENDERS AND PARTIAL WITHDRAWALS ........................   25
 SURRENDERS ...............................................   25
 WITHDRAWALS ..............................................   26
TRANSFERS .................................................   26
 EXCHANGE PRIVILEGE .......................................   27
 DOLLAR COST AVERAGING ....................................   27
 ASSET REBALANCING PROGRAM ................................   28
LOANS .....................................................   28
 LOAN CONDITIONS ..........................................   28
 EFFECT OF POLICY LOANS ...................................   29
POLICY LAPSE AND REINSTATEMENT ............................   30
 LAPSE ....................................................   30
 REINSTATEMENT ............................................   30
FEDERAL TAX CONSIDERATIONS ................................   31
OTHER POLICY INFORMATION ..................................   34
 OUR RIGHT TO CONTEST THE POLICY ..........................   34
 SUICIDE EXCLUSION ........................................   34
 MISSTATEMENT OF AGE OR SEX ...............................   34
 MODIFYING THE POLICY .....................................   34
 PAYMENTS WE MAKE .........................................   35
 REPORTS TO OWNERS ........................................   35
 RECORDS ..................................................   35
 POLICY TERMINATION .......................................   35
 SUPPLEMENTAL BENEFITS AND RIDERS .........................   35
PERFORMANCE DATA ..........................................   36
ADDITIONAL INFORMATION ....................................   47
 SALE OF THE POLICIES .....................................   47
 LEGAL MATTERS ............................................   47
 LEGAL PROCEEDINGS ........................................   47
 FINANCIAL STATEMENTS .....................................   47
 ADDITIONAL INFORMATION ABOUT THE COMPANY .................   47
 LIFE INVESTORS' EXECUTIVE OFFICERS AND DIRECTORS .........   48
ILLUSTRATIONS .............................................   49

GLOSSARY
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--------------------------------------------------------------------------------


AGE
The Insured's age on the Insured's last birthday.

BENEFICIARY
The person(s) you select to receive the death benefit from this Policy.

CASH SURRENDER VALUE
The amount we pay when you surrender your Policy. It is equal to: (1) the Policy Value as of the date of surrender; minus (2) any surrender charge; minus
(3) any Indebtedness.

COMPANY (WE, US, OUR, LIFE INVESTORS, HOME OFFICE)
Life Investors Insurance Company of America, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499, telephone: 319-398-8511.

CUMULATIVE MINIMUM MONTHLY PREMIUM
The sum of all Minimum Monthly Premiums beginning on the Policy Date.


DEATH BENEFIT PROCEEDS

The amount we pay to the beneficiary when we receive due proof of the Insured's death. We deduct any Indebtedness or unpaid Monthly Deductions before making any payment.

FIXED ACCOUNT
Part of our general account. Amounts allocated to the Fixed Account earn at least 3% annual interest (4% for Policies issued in Florida).

FREE LOOK PERIOD
The period shown on your Policy's cover page during which you may examine and return the Policy and receive a refund. The length of the free look period varies by state.

GRACE PERIOD
A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

INDEBTEDNESS
The total amount of all outstanding Policy loans, including both principal and interest due.

INSURED
The person whose life is Insured by this Policy.

INVESTMENT START DATE
The later of the Policy Date or the date when we receive the first premium at our Home Office.

LAPSE
A Policy that terminates without value after a grace period. You may reinstate a lapsed Policy.

MATURITY DATE
The first Policy anniversary after the Insured's 100th birthday. You may elect to continue the Policy beyond Insured's age 100 under the extended Maturity Date option.

MINIMUM MONTHLY PREMIUM
This is the amount necessary to guarantee coverage for a No-Lapse Period. It is shown on your Policy's specification page.

MONTHLY DATE
This is the same day as the Policy Date in each successive month. If there is no day in a calendar month that coincides with the Policy Date, or if that day falls on a day that is not a Valuation Date, then the Monthly Date is the next Valuation Date. On each Monthly Date, we determine Policy charges and deduct them from the Policy Value.

MONTHLY DEDUCTION
This is the monthly amount we deduct from the Policy Value. The Monthly Deduction includes the cost of insurance charge, the administrative charge, a charge for any riders, and any charges for a substandard premium class rating.

NO-LAPSE PERIOD
A period you choose on the Policy application (5 Policy Years, 20 Policy Years, 30 Policy Years, or to Insured's age 100) during which the Policy will not enter a grace period if on a Monthly Date the sum of premiums paid, less any withdrawals and Indebtedness, equals or exceeds the Cumulative Minimum Monthly Premium.

OWNER (YOU, YOUR)
The person entitled to exercise all rights as Owner under the Policy.

POLICY DATE
The Policy Date is the date when coverage becomes effective. The Policy date is the latest of: (a) the date of the application; (b) the date all required medical examinations or diagnostic tests are completed; (c) the date of issue requested in the application unless underwriting is not yet completed; or (d) the date of underwriting approval. The Policy Date is shown on the Policy's specifications page, and we use it to measure Policy months, years, and anniversaries. We begin to deduct the Monthly Deductions on the Policy Date.

POLICY VALUE
The sum of your Policy's value in the Subaccounts and the Fixed Account (including amounts held in the Fixed Account to secure any loans).

PREMIUMS
All payments you make under the Policy other than repayments of Indebtedness.

PREMIUM SUSPENSE ACCOUNT
A temporary holding account where we place all premiums we receive prior to the Investment Start Date. The Premium Suspense Account does not credit any interest or investment return.

SEPARATE ACCOUNT
Life Investors Variable Life Account A. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding portfolio.

SEPARATE ACCOUNT VALUE
The total value of your Policy allocated to the Subaccounts of the Separate Account.

SPECIFIED AMOUNT
The dollar amount of insurance selected by the Owner. The Specified Amount may be increased or decreased after issue. The Specified Amount is a factor in determining the Policy's death benefit and surrender charge.

SUBACCOUNT
A subdivision of Life Investors Variable Life Account A. We invest each Subaccount's assets exclusively in shares of one investment portfolio.

SURRENDER
To cancel the Policy by signed request from the Owner.

VALUATION DATE
Each day that both the New York Stock Exchange and the Company are open for business, except for any days when a Subaccount's corresponding investment portfolio does not value its shares. As of the date of this prospectus: the Company is open whenever the New York Stock Exchange is open; and there is no day when both the New York Stock Exchange and the Company are open for business but an investment portfolio does not value its shares.

VALUATION PERIOD
The period beginning at the close of business of the New York Stock Exchange on one Valuation Date and continuing to the close of business on the next Valuation Date.

WRITTEN NOTICE
The Written Notice you must sign and send us to request or exercise your rights as Owner under the Policy. To be complete, each Written Notice must: (1) be in a form we accept, (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified, and (3) be received at our Home Office.

YOU (YOUR, OWNER)
The person entitled to exercise all rights as Owner under the Policy.

POLICY SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This summary describes the Policy's important features and corresponds to prospectus sections that discuss the topics in more detail. The Glossary defines certain words and phrases used in this prospectus.


                                   PREMIUMS


o You can select a premium payment plan (monthly, quarterly, semi-annually, or annually) but you are not required to pay premiums according to the plan. The initial premium is due on or before the Policy Date. Thereafter, you may make subsequent premium payments, in any frequency or amount, at any time before the Maturity Date. We will not accept any premiums after the Maturity Date.


o In your application, you must select one of the No-Lapse Periods we offer: 5 Policy Years; 20 Policy Years; 30 Policy Years; or to Insured's age 100. We will establish a Minimum Monthly Premium amount for your Policy based on the Insured's age, sex, premium class, Specified Amount, riders, death benefit option and the selected No-Lapse Period. The Minimum Monthly Premium under your Policy is the amount necessary to guarantee insurance coverage for the No-Lapse Period you select. Longer No-Lapse Periods require higher Minimum Monthly Premiums.



o We will notify you if your Policy enters a 61-day grace period. Your Policy will lapse if you do not make a sufficient payment before the end of the grace period.

         If your Policy is in the No-Lapse Period you have selected, then the Policy will enter a 61-day grace period only if on a Monthly Date the Cash Surrender Value is not enough to pay the next Monthly Deduction due, AND the sum of premiums paid minus withdrawals and Indebtedness is less than the Cumulative Minimum Monthly Premium.

         If your Policy is not in the No-Lapse Period you have selected, then your Policy will enter a 61-day grace period only if the Cash Surrender Value on any Monthly Date is not enough to pay the next Monthly Deduction due.


o When you receive your Policy, the 10-day FREE LOOK PERIOD begins (the free look period may be longer in some states). You may return the Policy during the free look period and receive a refund of all payments you made (less any withdrawals and Indebtedness).



o We multiply each premium you pay by the expense charge, deduct that charge, and credit the resulting amount (the net premium) to the Policy Value.



                              INVESTMENT OPTIONS


FIXED ACCOUNT:

o You may place money in the Fixed Account where it earns at least 3% annual interest (4% for Policies issued in Florida). We may declare higher rates of interest, but are not obligated to do so.



SEPARATE ACCOUNT:


o You may direct the money in your Policy to any of the Subaccounts of the Separate Account. WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

o Each Subaccount invests exclusively in one of the following investment portfolios:

(diamond) JANUS ASPEN SERIES
             Janus Aspen Growth Portfolio
             Janus Aspen Worldwide Growth Portfolio
             Janus Aspen Balanced Portfolio
             Janus Aspen Capital Appreciation Portfolio
             Janus Aspen Aggressive Growth Portfolio



(diamond) AIM VARIABLE INSURANCE FUNDS, INC.
             AIM V.I. Capital Appreciation Fund
             AIM V.I. Government Securities Fund
             AIM V.I. Growth Fund
             AIM V.I. International Equity Fund
             AIM V.I. Value Fund

(diamond) OPPENHEIMER VARIABLE ACCOUNT FUNDS
              Oppenheimer Main Street Growth & Income
                Fund/VA
              Oppenheimer Multiple Strategies Fund/VA
              Oppenheimer Bond Fund/VA
              Oppenheimer Strategic Bond Fund/VA
              Oppenheimer High Income Fund/VA



(diamond) FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
              Fidelity VIP II Index 500 Portfolio
              Fidelity VIP Money Market Portfolio
              Fidelity VIP Growth Portfolio
              Fidelity VIP II Contrafund/registered trademark/ Portfolio Fidelity VIP III Growth & Income Portfolio


See "The Company and the Fixed Account," and "The Separate Account and the Portfolios."


                                 POLICY VALUE

o Policy Value is the sum of your amounts in the Subaccounts and the Fixed Account. Policy Value is the starting point for calculating important values under the Policy, such as the Cash Surrender Value and the death benefit.

o Policy Value varies from day to day, depending on the investment experience of the Subaccounts you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY VALUE.

o Prior to the Investment Start Date, we allocate the net premiums to the Premium Suspense Account. On the first Valuation Date on or following the Investment Start Date, we will transfer the amounts in the Premium Suspense Account to the Subaccounts and the Fixed Account according to your allocation percentages.


                            CHARGES AND DEDUCTIONS


$ EXPENSE CHARGE: We multiply each premium by an expense charge, deduct that charge, and credit the remaining amount (the net premium) to your Policy Value according to your allocation instructions. The expense charge varies by Policy Year as follows:


      Premiums paid DURING the first 10 Policy Years: expense charge = 5% Premiums paid AFTER the first 10 Policy Years: expense charge = currently 2.5% (maximum 5%).


$ MONTHLY DEDUCTION: On the Policy Date and on each Monthly Date thereafter, we deduct:


      (arrow)  a cost of insurance charge for the Policy
      (arrow)  a $10 monthly administrative charge
      (arrow)  charges for any riders
      (arrow)  any charges for a substandard premium class rating


$ SURRENDER AND WITHDRAWAL CHARGES:


(arrow) Surrender: During the first 19 Policy Years, we deduct a surrender charge that varies based on your age, sex, premium class, and initial Specified Amount. A separate surrender charge applies for 19 years after any Specified Amount increase. See "Charges and Deductions -- Surrender and Withdrawal Charges" for a table showing surrender charges for sample Insureds and premium classes.

 (arrow) Withdrawals: For each withdrawal, we deduct (from the remaining Policy
         Value) a fee equal to the lesser of $25 or 2% of the amount withdrawn.


$ MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge equal to 0.75%
  (at an annual rate) of the average net assets of the Separate Account.



$ TRANSFER CHARGE: We assess a $25 fee for the 13th and each additional transfer among the Subaccounts or the Fixed Account in a Policy Year.


$ PORTFOLIO EXPENSES: The portfolios deduct investment advisory fees and other expenses from the amounts the Subaccounts invest in the portfolios. These fees and expenses (shown in the following table) vary by portfolio and currently range from 0.27% to 0.97% per year of the average portfolio assets.



The following table shows the fees and expenses charged by the portfolios. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 1999. Expenses of the portfolios may be higher or lower in the future. Please refer to the portfolios' prospectuses for more information on the management fees.


ANNUAL PORTFOLIO OPERATING EXPENSES (As a percentage of average portfolio assets after fee waivers and expense reimbursements)



                                                                                                                 TOTAL
                                                                                    MANAGEMENT       OTHER       ANNUAL
  PORTFOLIO                                                                            FEES        EXPENSES     EXPENSES
Janus Aspen Growth Portfolio (1)                                                        0.65%         0.02%       0.67%
Janus Aspen Worldwide Growth Portfolio (1)                                              0.65%         0.05%       0.70%
Janus Aspen Balanced Portfolio (1)                                                      0.65%         0.02%       0.67%
Janus Aspen Capital Appreciation Portfolio (1)                                          0.65%         0.04%       0.69%
Janus Aspen Aggressive Growth Portfolio (1)                                             0.65%         0.02%       0.67%
AIM V.I. Capital Appreciation Fund                                                      0.62%         0.11%       0.73%
AIM V.I. Government Securities Fund                                                     0.50%         0.40%       0.90%
AIM V.I. Growth Fund                                                                    0.63%         0.10%       0.73%
AIM V.I. International Equity Fund                                                      0.75%         0.22%       0.97%
AIM V.I. Value Fund                                                                     0.61%         0.15%       0.76%
Oppenheimer Main Street Growth & Income Fund/VA                                         0.73%         0.05%       0.78%
Oppenheimer Multiple Strategies Fund/VA                                                 0.72%         0.01%       0.73%
Oppenheimer Bond Fund/VA                                                                0.72%         0.01%       0.73%
Oppenheimer Strategic Bond Fund/VA                                                      0.74%         0.04%       0.78%
Oppenheimer High Income Fund/VA                                                         0.74%         0.01%       0.75%
Fidelity VIP II Index 500 Portfolio (Initial Class) (2)                                 0.24%         0.04%       0.28%
Fidelity VIP Money Market Portfolio (Initial Class)                                     0.18%         0.09%       0.27%
Fidelity VIP Growth Portfolio (Service Class) (3)                                       0.58%         0.19%       0.77%
Fidelity VIP II Contrafund/registered trademark/ Portfolio (Service Class) (3)          0.58%         0.20%       0.78%
Fidelity VIP III Growth & Income Portfolio (Service Class) (3)                          0.48%         0.22%       0.70%


(1) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Growth, Worldwide Growth, Balanced, Capital Appreciation, and Aggressive Growth Portfolios. All expenses are shown without the effect of any expense offset arrangements.


(2) The investment adviser has voluntarily agreed to reimburse the portfolio to the extent that total operating expenses exceed 0.28% of its average net assets during this period. Without this reimbursement, the total annual expenses would have been 0.34%.



(3) The investment adviser or the portfolio has entered into varying arrangements with third parties whereby credits realized as a result of uninvested cash balances were used to reduce these expenses. The amounts shown in the table do not include these reductions. Including these reductions, total annual expenses would have been the following: 0.75% for Growth; 0.75% for Contrafund/registered trademark/; and 0.69% for Growth & Income.

                          SURRENDERS AND WITHDRAWALS


o SURRENDER: At any time while the Policy is in force, you may make a written request to surrender your Policy and receive the Cash Surrender Value (i.e., the Policy Value minus any surrender charge, and minus any Indebtedness).


o WITHDRAWALS: After the 1st Policy Year, you may make a written request to withdraw part of the Policy Value, subject to the following rules. Withdrawals may have tax consequences.


 (check) You may make one withdrawal in a Policy Year.


 (check) You must request at least $500;


 (check) If you request a withdrawal that will leave a Cash Surrender Value of less than $500, we will treat it as a surrender request; and

 (check) For each withdrawal, we deduct a fee equal to the lesser of $25 or 2% of the amount withdrawn.


                                DEATH BENEFITS


o You must choose between two death benefit options under the Policy. After the first Policy Year, you may change death benefit options once each 12-month period. We calculate the amount under each death option as of the Insured's date of death. See "Death Benefit Options."


 (arrow) LEVEL DEATH BENEFIT is equal to the greater of:


       (diamond) the Specified Amount (which is the amount of insurance the owner selects); OR


       (diamond) the Policy Value multiplied by the applicable Death Benefit
                 Ratio.


 (arrow) INCREASING DEATH BENEFIT is equal to the greater of:



    (diamond) the Specified Amount PLUS the Policy Value; or



    (diamond) the Policy Value multiplied by the applicable Death Benefit Ratio.


                                   TRANSFERS


o You may make an unlimited number of transfers among the Subaccounts and the Fixed Account.


o The minimum amount you may transfer from a Subaccount or the Fixed Account is the lesser of $100, or the total value in the Subaccount or Fixed Account.


o We charge $25 per transfer for the 13th and each additional transfer during a Policy Year.

                                     LOANS


o You may take a loan (minimum $250) from your Policy at any time. The maximum loan amount you may take is 90% (100% in certain states) of the Cash Surrender Value, minus 6 months of Monthly Deductions. Loans may have tax consequences.


o As collateral for the loan, we transfer an amount equal to the loan plus interest in advance until the next Policy Anniversary from the Separate Account and Fixed Account to the loan reserve (part of our Fixed Account). We credit interest on amounts in the loan reserve and we guarantee that the annual rate will not be lower than 3% (4% in Florida).


o We charge you a maximum annual interest rate of 5.66% in advance on your loan. Interest is due and payable at the beginning of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid before the beginning of the next Policy Year.


o After the 10th Policy Year, we consider certain portions of the loan amount to be preferred loans. The maximum preferred loan available in each Policy Year is 25% of the Policy Value (subject to the maximum loan amount). We charge an annual interest rate of 3.85% in advance on preferred loan amounts.


o You may repay all or part of your Indebtedness at any time. Loan repayments must be at least $25, and must be clearly marked as "loan repayments" or we will credit them as premiums.


o We deduct any unpaid Indebtedness from the proceeds payable on the Insured's death.



RISK SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following are some of the risks associated with the Policy.




INVESTMENT                 If you invest your Policy Value in one or more
  RISK                     Subaccounts, then you will be subject to the
                           risk that investment performance will be
                           unfavorable and that the Policy Value will
                           decrease. You COULD lose everything you invest.
                           If you allocate net premiums to the Fixed Account,
                           then we credit your Policy Value (in the Fixed
                           Account) with a declared rate of interest, but
                           you assume the risk that the rate may
                           decrease, although it will never be lower than
                           a guaranteed minimum annual effective rate of 3%.
-----------------------------------------------------------------------------

RISK OF                   If your Policy fails to meet certain conditions,
LAPSE                     we will notify you that the Policy has entered
                          a 61-day grace period and will lapse unless
                          you make a sufficient payment during the grace
                          period. You may reinstate a lapsed Policy.

                          If your Policy is in the selected No-Lapse
                          Period, then the Policy will enter a grace period only if on a Monthly Date the Cash Surrender
                          Value is not enough to pay the next Monthly
                          Deduction due, AND the sum of premiums paid minus withdrawals and Indebtedness is less than the Cumulative Minimum Monthly Premium.

                          If your Policy is not in the selected No-Lapse
                          Period, then your Policy will enter a grace period only if the Cash Surrender Value on a Monthly Date is not enough to pay the next
                          Monthly Deduction due.

                          Your Policy also may lapse (whether or not you
                          are in the selected No-lapse Period) if your
                          Indebtedness reduces the Cash Surrender Value
                          to zero.
------------------------------------------------------------------


   TAX RISKS                We anticipate that the Policy will generally
                            be deemed a life insurance contract under
                            Federal tax law, so that the death benefit
                            paid to the beneficiary will not be subject to
                            Federal income tax. However, there is more
                            uncertainty with respect to Policies issued on
                            a substandard premium class basis and Policies
                            with a Level One-Year Term Insurance Rider
                            attached. Depending on the total amount of
                            premiums you pay, the Policy may be treated as
                            a modified endowment contract ("MEC") under
                            Federal tax laws. If a Policy is treated as a
                            MEC, then surrenders, partial withdrawals, and
                            loans under a Policy will be taxable as
                            ordinary income to the extent there are
                            earnings in the Policy. In addition, a 10%
                            penalty tax may be imposed on surrenders, partial
                            withdrawals, and loans taken before you reach
                            age 59 1/2. You should consult a qualified tax
                            advisor for assistance in all Policy-related
                            tax matters.
--------------------------------------------------------------------------------

SURRENDER                   The surrender charge under this Policy applies
  RISK                      for 19 Policy Years after the Policy Date. An
                            additional surrender charge will be applicable
                            for 19 years from the date of any increase in
                            the Specified Amount. It is possible that you
                            will receive no Cash Surrender Value if you
                            surrender your Policy in the first few Policy
                            Years. You should purchase this Policy only if
                            you have the financial ability to keep it in
                            force for a substantial period of time.

                            Even if you do not ask to surrender your
                            Policy, surrender charges may play a role in
                            determining whether your Policy will lapse,
                            because surrender charges affect the Cash
                            Surrender Value which is a measure we use to
                            determine whether your Policy will enter a
                            grace period (and possibly lapse). See "Risk
                            of Lapse," above.
--------------------------------------------------------------------------------

  LOAN RISKS                A Policy loan, whether or not repaid, will
                            affect Policy Value over time because we
                            subtract the amount of the loan from the Subaccounts
                            and Fixed Account as collateral, and the loan
                            collateral does not participate in the
                            investment results of the Subaccounts or
                            receive any higher current interest rate credited to
                            the Fixed Account.

                            We reduce the amount we pay on the Insured's
                            death by the amount of any Indebtedness.
                            Your Policy may lapse if your Indebtedness
                            reduces the Cash Surrender Value to zero.
--------------------------------------------------------------------------------


THE COMPANY AND THE FIXED ACCOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LIFE INVESTORS INSURANCE COMPANY OF AMERICA

Life Investors Insurance Company of America is the insurance company issuing the Policy. Life Investors was incorporated under Iowa law on September 26, 1930, and is a wholly owned indirect subsidiary of AEGON USA, Inc. Life Investors established the Separate Account to support the investment options under this Policy and under other variable life insurance policies we may issue. Our general account supports the Fixed Account options under the Policy.


IMSA. Life Investors is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA members subscribe to a set of ethical standards involving the sales and service of individually sold life insurance and annuities. As a member of IMSA, Life Investors may use the IMSA logo and language in advertisements.


THE FIXED ACCOUNT

The Fixed Account is part of our general account. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. Subject to applicable law, the Company has sole discretion over investment of the Fixed Account's assets. The Company bears the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3% (4% for Policies issued in Florida). We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

WE HAVE NOT REGISTERED THE FIXED ACCOUNT WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.


THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT

We established Life Investors Variable Life Account A as a separate investment account under Iowa law on July 1, 1999. We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as an unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws.

We have divided the Separate Account into Subaccounts, each of which invests in shares of one portfolio among the following mutual funds:


(diamond) Janus Aspen Series (managed by Janus Capital Corporation)


(diamond) AIM Variable Insurance Funds, Inc. (managed by A I M Advisors, Inc.)


(diamond) Oppenheimer Variable Account Funds (managed by OppenheimerFunds, Inc.)

(diamond) Fidelity Variable Insurance Products Funds (managed by Fidelity
          Management & Research Company)

The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a Subaccount of the Separate Account reflect the Subaccount's own investment experience and not the investment experience of our other assets. We may not use the Separate Account's assets to pay any of our liabilities other than those arising from the Policies. If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.


The Separate Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus. Where permitted by applicable law, we reserve the right to:


      1. Create new separate accounts;


      2. Combine the Separate Account with other separate accounts;


      3. Remove, combine or add Subaccounts and make the new Subaccounts available to you at our discretion;


      4. Make new portfolios available under the Separate Account or remove existing portfolios;


      5. Substitute new portfolios for any existing portfolios if shares of a portfolio are no longer available for investment or if we determine that investment in a portfolio is no longer appropriate in light of the Separate Account's purposes;


      6. Deregister the Separate Account under the Investment Company Act of 1940 if such registration is no longer required;


      7. Operate the Separate Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;


      8. Manage the Separate Account under the direction of a committee at any time;


      9. Fund additional classes of variable life insurance contracts through the Separate Account; and


     10. Make any changes required by the Investment Company Act of 1940 or any other law.


We will not make any such changes without receiving any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.



THE PORTFOLIOS


The Separate Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the Securities and Exchange Commission.



Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain Subaccounts and corresponding portfolios may not be available to residents of some states.

The following table summarizes each portfolio's investment objective(s) and policies. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). You can find more detailed information about the portfolios, including a description of risks, in the prospectuses for the portfolios. You should read these prospectuses carefully.





         PORTFOLIO        INVESTMENT OBJECTIVE
------------------------- -----------------------------------------------------------------------------------
 JANUS ASPEN GROWTH       [  ] Seeks long-term growth of capital in a manner consistent with the preservation of capital. Invests primarily in common stocks of issuers of any size.
 JANUS ASPEN              [  ] Seeks long-term growth of capital in a manner consistent with the preservation
 WORLDWIDE GROWTH              of capital. Invests primarily in common stocks of foreign and domestic issuers of any size.
 JANUS ASPEN BALANCED     [  ] Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
 JANUS ASPEN CAPITAL      [  ] Seeks long-term growth of capital. Invests in common stocks of issuers of any
 APPRECIATION                  size.
 JANUS ASPEN              [  ] Seeks long-term growth of capital. Normally invests at least 50% of its equity
 AGGRESSIVE GROWTH             assets in securities issued by medium-sized companies.
 AIM V.I. CAPITAL         [  ] Seeks to provide growth of capital through investment in common stocks, with
 APPRECIATION FUND             emphasis on medium-and small-sized growth companies.
 AIM V.I. GOVERNMENT      [  ] Seeks to achieve a high level of current income consistent with reasonable
 SECURITIES FUND               concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.
 AIM V.I. GROWTH          [  ] Seeks to provide growth of capital primarily by investing in seasoned and better
 FUND                          capitalized companies considered to have strong earnings momentum.
 AIM V.I. INTERNATIONAL   [  ] Seeks to provide long-term growth of capital by investing in a diversified
 EQUITY FUND                   portfolio of international equity securities whose issuers are considered to have strong earnings momentum.
 AIM V.I. VALUE FUND      [  ] Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by the fund's investment adviser to be undervalued relative to the investment adviser's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values or assets owned by the companies issuing the securities, or relative to the equity market generally. Income is a secondary objective.
 OPPENHEIMER MAIN         [  ] Seeks a high total return (which includes growth in the value of its shares as
 STREET GROWTH &               well as current income) from equity and debt securities.
 INCOME FUND/VA
 OPPENHEIMER MULTIPLE     [  ] Seeks a high total investment return, which includes current income and capital
 STRATEGIES FUND/VA            appreciation in the value of its shares.
 OPPENHEIMER              [  ] Seeks a high level of current income as its primary objective. As a secondary
 BOND FUND/VA                  objective, seeks capital appreciation when consistent with its primary objective.
 OPPENHEIMER STRATEGIC    [  ] Seeks a high level of current income principally derived from interest on debt
 BOND FUND/VA                  securities and seeks to enhance such income by writing covered call options on debt securities.

 OPPENHEIMER HIGH                            [  ] Seeks a high level of current income from investment in high-yield, fixed-
 INCOME FUND/VA                                   income securities. Investments include high yield, lower-grade fixed-income securities commonly known as "junk bonds," which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities.
 FIDELITY INDEX                              [  ] Seeks to provide investment results that correspond to the total return of a broad
 500 (INITIAL CLASS)                              range of common stocks publicly traded in the United States, as represented by the Standard & Poor's/registered trademark/ Composite Index of 500 Stocks.
 FIDELITY MONEY MARKET                       [  ] Seeks to earn a high level of current income while maintaining a stable $1.00
 (INITIAL CLASS)                                  share price by investing in high-quality, short-term securities.
 FIDELITY GROWTH                             [  ] Seeks capital appreciation by investing primarily in common stocks.
 (SERVICE CLASS)
 FIDELITY CONTRAFUND/registered trademark/   [  ] Seeks capital appreciation by investing in securities of companies whose value
 (SERVICE CLASS)                                  the adviser believes is not fully recognized by the public.
 FIDELITY GROWTH &                           [  ] Seeks high total return through a combination of current income and capital
 INCOME (SERVICE CLASS)                           appreciation.


In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither the Company nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of such variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.


If a portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.


THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Policy may be lower or higher than the investment results of such other (publicly available) portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT RESULTS OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT RESULTS OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.


PLEASE READ THE PORTFOLIO PROSPECTUSES TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS. KEEP THESE PROSPECTUSES FOR FUTURE REFERENCE.

VOTING PORTFOLIO SHARES

Even though we are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.


Before a vote of a portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of Policy Value you have in that portfolio (as of a date set by the portfolio).


If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took such action.



THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PURCHASING A POLICY


To purchase a Policy, you must submit a completed application and an initial premium to us at our Home Office. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.


We determine the minimum Specified Amount benefit for a Policy based on the Insured's age when we issue the Policy. The minimum Specified Amount is $100,000 for issue ages 0-49, and $50,000 for issue ages 50-85.


Generally, the Policy is available for Insureds between issue ages 0-85 for preferred risk classes, and between issue ages 18-85 for tobacco risk classes. Starting at Specified Amounts of $250,000, we add a better risk class (super-preferred) for non-tobacco users only. Super-preferred rates are available for issue ages 18-75. We can provide you with details as to these underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.



WHEN INSURANCE COVERAGE TAKES EFFECT

Full insurance coverage under the Policy will take effect only if the proposed Insured is alive and in the same condition of health as described in the application when we deliver the Policy to you, and if the initial premium is paid.


CONDITIONAL INSURANCE COVERAGE. Before full insurance coverage takes effect, you may receive conditional insurance converge subject to certain requirements. This coverage shall not exceed (1) the amount of insurance applied for; or (2) $500,000, whichever is smaller, less all other sums we pay upon the death of a proposed Insured under any other pending application or policy. If a proposed Insured is less than 15 days old or more than 60 years old, no insurance shall take effect until the Policy is delivered. If we do not approve your application, we will make a full refund of the initial premium paid with the application.

If all of the following conditions of coverage have been met, then conditional insurance coverage will go into effect on the Policy Date subject to the liability limits shown above and subject to the conditions of the Policy as applied for. The conditions of such coverage are that:


     1. the full first premium on the premium mode selected for the Policy benefits applied for, including any additional premium required for restrictions or benefits, is paid when the application is signed; and


     2. each proposed Insured has completed any required medical examinations, diagnostic tests, and interviews, or has supplied us with any additional information we require; and


     3. each proposed Insured is, on the Policy Date, insurable and acceptable to us under our rules, limits and underwriting standards for the plan and for the amount applied for without modification and at the rate of premium paid.


If insurance does not take effect under these conditions, then no insurance shall take effect unless a Policy is delivered to and accepted by the applicant, and the full first premium is paid before any change in the insurability of any proposed Insured since the date of application.



Conditional life insurance coverage is void if the application contains any material misrepresentation. Benefits will also be denied if any proposed Insured commits suicide.



Conditional life insurance coverage terminates automatically, and without notice, on the earliest of:


     [ ] the date we notify you that the application is declined and we return the initial premium; or


     [ ] the date we determine the Insured has satisfied our underwriting requirements; or


     [ ] 10 days following any counteroffer we make to offer insurance to any proposed Insured under a different policy, or at an increased premium, or under a different underwriting class; or


     [ ] 60 days from the beginning of conditional insurance coverage.


FULL INSURANCE COVERAGE. Once we determine that the Insured meets our underwriting requirements, full insurance coverage begins, we issue the Policy, and we begin to deduct monthly charges from your Policy Value. This date is the Policy Date. Prior to the Investment Start Date (the later of the Policy Date and the date we receive the first premium), we will place your premium (less charges) in the Premium Suspense Account. On the first Valuation Date on or following the Investment Start Date, we will transfer the amount in the Premium Suspense Account to the Subaccounts and/or the Fixed Account as you directed on your application. See "Allocating Premiums."



CANCELING A POLICY (FREE-LOOK RIGHT)

You may cancel a Policy during the free-look period by returning it to the Company, or to the agent who sold it. The free-look period generally expires 10 days after you receive the Policy, but this period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund all payments you made under the Policy (less any withdrawals and Indebtedness).

OWNERSHIP RIGHTS

The Policy belongs to the Owner named in the application. The Owner may exercise all of the rights and options described in the Policy. The Owner is the Insured unless the application specifies a different person as the Insured. If the Owner dies before the Insured and no contingent Owner is named, then Ownership of the Policy will pass to the Owner's estate. The Owner may exercise certain rights described below.



 SELECTING AND   o  You designate the beneficiary (the person to receive the death benefit when the
 CHANGING THE       Insured dies) in the application.
 BENEFICIARY     o  If you designate more than one beneficiary, then each beneficiary shares equally in any death benefit unless the beneficiary designation states otherwise.
                 o  If the beneficiary dies before the Insured, then any contingent beneficiary becomes the beneficiary.
                 o  If both the beneficiary and contingent beneficiary die before the Insured, then we will pay the death benefit to the Owner or the Owner's estate once the Insured dies.
                 o  You can change the beneficiary by providing us with a written request while the
                    Insured is living.
                 o  The change in beneficiary is effective as of the date you sign the written request.
                 o  We are not liable for any actions we take before we received the written request.
 CHANGING THE    o  You may change the Owner by providing a written request to us at any time while
 OWNER              the Insured is alive.
                 o  The change takes effect on the date you sign the written request.
                 o  We are not liable for any actions we take before we received the written request.
                 o  Changing the Owner does not automatically change the beneficiary and does not change the Insured.
                 o  Changing the Owner may have tax consequences. You should consult a tax advisor before changing the Owner.
 ASSIGNING THE   o  You may assign Policy rights while the Insured is alive by submitting a written
 POLICY             request to our Home Office.
                 o  The Owner retains any Ownership rights that are not assigned.
                 o  Assignee may not change the Owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.
                 o  Claims under any assignment are subject to proof of interest and the extent of the assignment.
                 o  We are not:
                  (arrow) bound by any assignment unless we receive a Written Notice of the assignment;
                  (arrow) responsible for the validity of any assignment; or
                  (arrow) liable for any payment we make before we received Written Notice of the assignment.
                 o  Assigning the Policy may have tax consequences. See "Tax Treatment of Policy
                    Benefits."
                 _______________________________________________________________________________________

PREMIUMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIUM FLEXIBILITY

When you apply for a Policy, you may indicate your intention to pay premiums on a monthly, quarterly, semi-annual, or annual basis (planned premiums). However, you do not have to pay premiums according to any schedule. You have flexibility to determine the frequency and the amount of the premiums you pay. You must send all premium payments to our Home Office. You may not pay any premiums after the Policy's Maturity Date. You may not pay premiums less than $25.

We have the right to limit or refund any premium if (1) the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code; or (2) the amount you pay is less than $25; or (3) payment of a greater amount would increase the death benefit by application of the death benefit ratio (unless you provide us with satisfactory evidence of insurability).

You can stop paying premiums at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either (1) the Insured dies, or (2) the grace period ends without a sufficient payment (see "Lapse," below), or (3) we receive your Written Notice requesting a surrender of the Policy.

MINIMUM MONTHLY PREMIUM. On your application, you must select one of the the No-Lapse Periods we offer under the Policy: 5 Policy Years; 20 Policy Years; 30 Policy Years; or to Insured's age 100. The 5 Policy Year No-Lapse Period is only for Insureds age 50 and over. Certain states may require No-Lapse Periods that differ from those we offer. Your Policy's specification page will show a Minimum Monthly Premium amount for your Policy, which is based on the Insured's age, sex, premium class, Specified Amount, riders, death benefit option and the selected No-Lapse Period. The Minimum Monthly Premium is the amount necessary to guarantee insurance coverage for the No-lapse Period. (For two Policies covering Insureds with the same age, sex, premium class, Specified Amount, riders, and death benefit option, the Minimum Monthly Premium is higher for the Policy with the longer No-Lapse Period.) Beginning on the Policy Date until the end of the No-Lapse Period, your Policy will not enter a grace period if on each Monthly Date during the No-Lapse Period, your Cash Surrender Value is enough to pay the next Monthly Deduction due, AND the sum of premiums paid less any withdrawals and Indebtedness, equals or exceeds the Cumulative Minimum Monthly Premium. See "Policy Lapse and Reinstatement." During the No-Lapse Period, we allow you to make premium payments necessary to cover any deficiency in the Cumulative Minimum Monthly Premium.

The Minimum Monthly Premium will increase if you increase the Specified Amount or add supplemental benefits to your Policy. The Minimum Monthly Premium will decrease for any supplemental benefit you decrease or discontinue. The Minimum Monthly Premium will not decrease if you decrease the Specified Amount. See "Changing the Specified Amount."

LAPSE. Under certain conditions, your Policy will enter into a 61-day grace period and possibly lapse:

o If your Policy is in the No-Lapse Period, then the Policy will enter a grace period if on any Monthly Date the Cash Surrender Value is not enough to pay the next Monthly Deduction due, AND the sum of premiums paid minus withdrawals and Indebtedness is less than the Cumulative Minimum Monthly Premium.

o If your Policy is not in the No-Lapse Period, then your Policy will enter a 61-day grace period if the Cash Surrender Value on any Monthly Date is not enough to pay the next Monthly Deduction due.

We will notify you when your Policy is in a grace period. If you do not make a sufficient payment before the end of the grace period, then your Policy will lapse. You may reinstate a lapsed Policy if you meet certain requirements. See "Policy Lapse and Reinstatement."

TAX-FREE EXCHANGES (1035 EXCHANGES). We may accept as part of your initial premium, money from another life insurance contract that qualified for a tax-free exchange under Section 1035 of the Internal Revenue Code, contingent upon receipt of the cash from that contract. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.



ALLOCATING PREMIUMS

When you apply for a Policy, you must instruct us to allocate your net premium to one or more Subaccounts of the Separate Account and to the Fixed Account according to the following rules:


     o You must allocate at least 5% of each net premium to any Subaccount or the Fixed Account you select.


     o Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.


     o No more than 10 accounts (Subaccounts and Fixed Account) may be concurrently active (have net premiums allocated to it).


     o Up to 4 times each Policy Year, you can change the allocation instructions for additional net premiums without charge by providing us with written notification (or any other notification we deem satisfactory). Any change in allocation instructions will be effective on the date we record the change.


Investment returns from amounts allocated to the Subaccounts will vary with the investment experience of these Subaccounts and will be reduced by Policy charges. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.


Prior to the Investment Start Date, we will place your premium (less charges) in the Premium Suspense Account. We do not credit any interest or investment returns to amounts in the Premium Suspense Account. On the first Valuation Date on or following the Investment Start Date, we will transfer the amount in the Premium Suspense Account to the Subaccounts and/or the Fixed Account in accordance with the allocation percentages provided in your application. Amounts allocated from the Premium Suspense Account will be invested at the unit value next determined on the first Valuation Date on or following the Investment Start Date. We invest all net premiums paid thereafter at the unit value next determined after we receive the premium at our Home Office.

POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



  POLICY VALUE   /bullet/ serves as the starting point for calculating values under a Policy;
                 /bullet/ equals the sum of all values in the Fixed Account and in each Subaccount;
                 /bullet/ is determined on the Policy Date and on each Valuation Date; and
                 /bullet/ has no guaranteed minimum amount and may be more or less than premiums paid.


CASH SURRENDER VALUE


The Cash Surrender Value is the amount we pay to you when you surrender your Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request.




  CASH SURRENDER VALUE    /bullet/ the Policy Value as of such date; MINUS
  ON ANY VALUATION DATE   /bullet/ any surrender charge as of such date; MINUS
  EQUALS:                 /bullet/ any outstanding Indebtedness.


SUBACCOUNT VALUE


Each Subaccount's value is the Policy Value in that Subaccount. At the end of any Valuation Period, the Subaccount's value is equal to the number of units that the Policy has in the Subaccount, multiplied by the unit value of that Subaccount.



  THE NUMBER OF   /bullet/ the initial units purchased at the unit value on the Investment Start Date;
  UNITS IN ANY             PLUS
  SUBACCOUNT ON   /bullet/ units purchased with additional net premiums; PLUS
  ANY VALUATION   /bullet/ units purchased via transfers from another Subaccount, the Fixed Account,
  DATE EQUALS:             or the loan reserve; MINUS
                  /bullet/ units redeemed to pay for Monthly Deductions; MINUS
                  /bullet/ units redeemed to pay for partial withdrawals; MINUS
                  /bullet/ units redeemed as part of a transfer to another Subaccount, the Fixed
                           Account, or the loan reserve.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the Valuation Period.



UNIT VALUE


We determine a unit value for each Subaccount to reflect how investment results affect the Policy values. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at $10 per unit. The unit value may increase or decrease from one Valuation Period to the next.



  THE UNIT VALUE OF ANY      /bullet/ the total value of the assets held in the Subaccount, determined by
  SUBACCOUNT AT THE END               multiplying the number of shares of the designated portfolio the
  OF A VALUATION PERIOD IS            Subaccount owns by the portfolio's net asset value per share; MINUS
  CALCULATED AS:             /bullet/ a deduction for the mortality and expense risk charge; MINUS
                             /bullet/ the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the Subaccount;
                           AND THE RESULT DIVIDED BY
                             /bullet/ the number of outstanding units in the Subaccount.

FIXED ACCOUNT VALUE


On the Investment Start Date, the Fixed Account value is equal to the net premiums allocated to the Fixed Account, less the portion of the first Monthly Deduction taken from the Fixed Account.



   THE FIXED ACCOUNT     /bullet/ the net premium(s) allocated to the Fixed Account; PLUS
   VALUE AT THE END OF   /bullet/ any amounts transferred to the Fixed Account (including amounts
   ANY VALUATION                  transferred from the loan reserve); PLUS
   PERIOD IS EQUAL TO:   /bullet/ interest credited to the Fixed Account; MINUS
                         /bullet/ amounts charged to pay for Monthly Deductions; MINUS
                         /bullet/ amounts withdrawn from the Fixed Account; MINUS
                         /bullet/ amounts transferred from the Fixed Account to a Subaccount or to the loan reserve.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.



   SERVICES AND      /bullet/ the death benefit, cash and loan benefits under the Policy
   BENEFITS WE       /bullet/ investment options, including premium allocations
   PROVIDE:          /bullet/ administration of elective options
                     /bullet/ the distribution of reports to Owners

   COSTS AND         /bullet/ costs associated with processing and underwriting applications, issuing and
   EXPENSES WE                administering the Policy (including any riders)
   INCUR:            /bullet/ overhead and other expenses for providing services and benefits
                     /bullet/ sales and marketing expenses
                     /bullet/ other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state and local premium and other taxes and fees

   RISKS WE ASSUME:  /bullet/ that the cost of insurance charges we may deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
                     /bullet/ that the costs of providing the services and benefits under the Policies exceed the charges we deduct

EXPENSE CHARGE


We deduct an expense charge from each premium payment to compensate us for distribution expenses and state and local premium taxes. We credit the remaining amount (the net premium) to your Policy Value according to your allocation instructions. The expense charge currently varies by Policy Year and is guaranteed not to exceed 5% of each premium in any Policy Year:


    Premiums paid DURING first 10 Policy Years: expense charge = 5% Premiums paid AFTER first 10 Policy Years: expense charge = 2.5%


While we may change the expense charge, we guarantee that the expense charge will not exceed 5% of premiums paid in any Policy Year.

MONTHLY DEDUCTION


We deduct a Monthly Deduction from the Policy Value on the Policy Date and on each Monthly Date. We will make deductions from each Subaccount and the Fixed Account on a pro rata basis (i.e., in the same proportion that the value in each Subaccount and the Fixed Account bears to the total Policy Value on the Monthly Date). Because portions of the Monthly Deduction (such as the cost of insurance) can vary from month-to-month, the Monthly Deduction will also vary.


The Monthly Deduction has four components:


     > a cost of insurance charge for the Policy;
     > a $10 monthly administrative charge;
     > charges for any riders; and
     > any charges for a substandard premium class rating.


COST OF INSURANCE. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (age, sex, premium class, and Specified Amount) that would cause it to vary from Policy to Policy and from Monthly Date to Monthly Date.


We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If we approve an increase in your Policy's Specified Amount, then a different premium class (and a different cost of insurance charge) may apply to the increase, based on the Insured's circumstances at the time of the increase.



   COST OF           The COST OF INSURANCE CHARGE is equal to:
   INSURANCE CHARGE
                      > the monthly cost of insurance rate; MULTIPLIED BY
                      > the net amount at risk for your Policy on the Monthly Date.
                     The net amount at risk is equal to:
                      > the death benefit at the beginning of the month; DIVIDED BY
                      > 1.0024663 (1.0032737 for Policies issued in Florida) which is a
                        "risk rate divisor" (a factor that reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 3.0%
                        (4.0% for Policies issued in Florida)); MINUS
                      > the Policy Value at the beginning of the month.

We base the cost of insurance rates on the Insured's age, sex, premium class and Specified Amount. The actual monthly cost of insurance rates are based on our expectations as to future mortality experience. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioner's Standard Ordinary (C.S.O.) Mortality Tables and the Insured's age and premium class. For standard premium classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. tables.


MONTHLY ADMINISTRATIVE CHARGE. Each month we deduct a $10 monthly administrative charge to compensate us for expenses such as record keeping, processing death benefit claims and Policy changes, and overhead costs. This charge will not exceed $10 per month.


CHARGES FOR RIDERS. The Monthly Deduction includes charges for any supplemental insurance benefits you add to your Policy by rider. See "Supplemental Benefits and Riders."


CHARGES FOR A SUBSTANDARD PREMIUM CLASS RATING. The Monthly Deduction includes a charge we apply if our underwriting places the Insured in a substandard premium class rating.

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from each Subaccount (not the Fixed Account) to compensate us for certain mortality and expense risks we assume. The mortality risk is that an Insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy. This charge is equal to:

     /bullet/ the assets in each Subaccount, MULTIPLIED BY
     /bullet/ 0.00002047, which is the daily portion of the annual mortality and expense risk charge rate of 0.75% during all Policy Years.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose including covering distribution expenses.


SURRENDER AND WITHDRAWAL CHARGES

SURRENDER CHARGE. If you fully surrender your Policy during the first 19 Policy Years, we deduct a surrender charge from your Policy Value and pay the remaining amount (less any outstanding Indebtedness) to you. The payment you receive is called the Cash Surrender Value. The surrender charge varies based on your age, sex, premium class, and initial Specified Amount. The highest surrender charge on any Policy occurs in the first Policy Year or the first year following an increase in the Specified Amount. An increase in the Specified Amount will increase the surrender charge, but a decrease in the Specified Amount will not result in a decrease in the surrender charge. The maximum surrender charge for any Insured is $58 per $1,000 of Specified Amount.


The table below provides the maximum applicable surrender charges for the initial Specified Amount for selected sample Insureds. Your Policy's specifications page indicates the surrender charges applicable to your Policy. A separate surrender charge that lasts for 19 years applies to each Specified Amount increase. No surrender charges apply to withdrawals or Specified Amount decreases.


        SURRENDER CHARGE PER $1,000 OF SPECIFIED AMOUNT; INSURED AGE 35



                       MALE                             FEMALE
                  PREFERRED AND         MALE        PREFERRED AND        FEMALE
 POLICY YEAR     SUPER-PREFERRED      TOBACCO      SUPER-PREFERRED      TOBACCO
-------------   -----------------   -----------   -----------------   -----------
      1              $ 24.00          $ 28.00          $ 22.00          $ 24.00
      2              $ 22.80          $ 26.60          $ 20.90          $ 22.80
      3              $ 21.60          $ 25.20          $ 19.80          $ 21.60
      4              $ 20.40          $ 23.80          $ 18.70          $ 20.40
      5              $ 19.20          $ 22.40          $ 17.60          $ 19.20
      6              $ 18.00          $ 21.00          $ 16.50          $ 18.00
      7              $ 16.80          $ 19.60          $ 15.40          $ 16.80
      8              $ 15.60          $ 18.20          $ 14.30          $ 15.60
      9              $ 14.40          $ 16.80          $ 13.20          $ 14.40
      10             $ 13.20          $ 15.40          $ 12.10          $ 13.20
      11             $ 12.00          $ 14.00          $ 11.00          $ 12.00
      12             $ 10.80          $ 12.60          $  9.90          $ 10.80
      13             $  9.60          $ 11.20          $  8.80          $  9.60
      14             $  8.40          $  9.80          $  7.70          $  8.40
      15             $  7.20          $  8.40          $  6.60          $  7.20
      16             $  6.00          $  7.00          $  5.50          $  6.00
      17             $  4.80          $  5.60          $  4.40          $  4.80
      18             $  3.60          $  4.20          $  3.30          $  3.60
      19             $  2.40          $  2.80          $  2.20          $  2.40
      20             $  0.00          $  0.00          $  0.00          $  0.00

THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CAREFULLY CALCULATE THIS CHARGE BEFORE YOU REQUEST A SURRENDER. Under some circumstances the level of surrender charges might result in no Cash Surrender Value available.

WITHDRAWAL CHARGE. After the first Policy Year, you may request a partial withdrawal from your Policy Value. For each withdrawal, we will deduct from your Policy Value a fee equal to the lesser of $25 or 2% of the amount withdrawn.


TRANSFER CHARGE

     /bullet/ We currently allow you to make 12 transfers each Policy Year free of charge.

     /bullet/ We charge $25 for the 13th and each additional transfer among the Subaccounts and Fixed Account during a Policy Year. We will not increase this charge.

     /bullet/ For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer.

     /bullet/ We deduct the transfer charge from the amount being transferred.

     /bullet/ Transfers we effect to reallocate amounts on the Investment Start
              Date, and transfers due to dollar cost averaging, asset rebalancing, or loans, do not count as transfers for the purpose of assessing this charge.


PORTFOLIO EXPENSES

The value of the net assets of each Subaccount reflects the investment advisory (management) fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. For further information on the management fees, see the portfolios' prospectuses and Annual Portfolio Operating Expenses table included in the summary of this prospectus.


DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEATH BENEFIT PROCEEDS

As long as the Policy is in force, we will pay the death benefit proceeds to the primary beneficiary or a contingent beneficiary once we receive satisfactory proof of the Insured's death. We may require you to return the Policy. If the beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the Owner or the Owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See "Payment Options."


                     [] the death benefit (described below); PLUS
   DEATH BENEFIT
   PROCEEDS EQUAL:   [] any additional insurance provided by rider; MINUS
                     [] any past due Monthly Deductions; MINUS
                     [] any outstanding Indebtedness on the date of death.

If all or part of the death benefit proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured's death to the date we make payment.

An increase in the Specified Amount will increase the death benefit and a decrease in the Specified Amount will decrease the death benefit.

We may further adjust the amount of the death benefit proceeds under certain circumstances. See "Our Right to Contest the Policy," and "Misstatement of Age or Sex."

DEATH BENEFIT OPTIONS


The Policy provides two death benefit options: Increasing Option (varying death benefit), and Level Option (level death benefit). We calculate the amount available under each death benefit option as of the date of the Insured's death. After the first Policy Year, you may change death benefit options once each 12-month period.



   The death benefit under  [] the Specified Amount PLUS the Policy Value on the Insured's date of
   the INCREASING OPTION       death; OR
   is the greater of:       [] the Policy Value on the Insured's date of death multiplied by the applicable death benefit ratio.

Under the Increasing Option, the death benefit always varies as the Policy Value varies.



   The death benefit under   [] the Specified Amount on the Insured's date of death; OR
   the LEVEL OPTION is the   [] the Policy Value on the Insured's date of death multiplied by the
   greater of:                  applicable death benefit ratio.

Under the Level Option, your death benefit does not change unless the death benefit ratio multiplied by the Policy Value is greater than the Specified Amount. Then the death benefit will vary as the Policy Value varies. The death benefit will also vary if you change the Specified Amount or Death Benefit Option.


The DEATH BENEFIT RATIO is a ratio set forth in the Federal tax code based on the Insured's age at the beginning of each Policy Year. The following table indicates the applicable death benefit ratio for different ages:


       AGE                   DEATH BENEFIT RATIO
---------------- -------------------------------------------
  40 and under                      2.50
    41 to 45     2.50 minus 0.07 for each age over age 40
    46 to 50     2.15 minus 0.06 for each age over age 45
    51 to 55     1.85 minus 0.07 for each age over age 50
    56 to 60     1.50 minus 0.04 for each age over age 55
    61 to 65     1.30 minus 0.02 for each age over age 60
    66 to 70     1.20 minus 0.01 for each age over age 65
    71 to 74     1.15 minus 0.02 for each age over age 70
    75 to 90                        1.05
    91 to 94     1.05 minus 0.01 for each age over age 90
  95 and above                      1.00

If the Federal tax code requires us to determine the death benefit by reference to these death benefit ratios, the Policy is described as "in the corridor." An increase in the Policy Value will increase our risk, and we will increase the cost of insurance we deduct from the Policy Value.



CHANGING DEATH BENEFIT OPTIONS


After the first Policy Year, you may change death benefit options once each 12-month period. Changing the death benefit option may have tax consequences. You should consult a tax advisor before changing death benefit options. Please note the following when changing death benefit options:


     [] You must make your request in writing.


     [] The effective date of the change will be the Monthly Date on or following the date when we approve your request for a change.


     [] We will send you a Policy endorsement with the change to attach to your Policy.

If you change FROM INCREASING OPTION TO LEVEL OPTION:


(check mark) We may require that you provide satisfactory evidence of insurability.



(check mark) The Specified Amount will change. The new Level Option Specified
             Amount will equal the Increasing Option Specified Amount plus the Policy Value on the effective date of the change.


(check mark) Your Minimum Monthly Premium may change.


If you change FROM LEVEL OPTION TO INCREASING OPTION:


       > We may require that you provide satisfactory evidence of insurability.


       > The Specified Amount will change. The new Increasing Option
         Specified Amount will equal the Level Option Specified Amount less the Policy Value immediately before the change, but the new Specified Amount may not be less than the minimum Specified Amount shown on your Policy's specifications page.


       > Your Minimum Monthly Premium may change.



EFFECTS OF WITHDRAWALS ON THE DEATH BENEFIT


If the Level Option is in effect, a withdrawal will reduce the Specified Amount by the amount of the withdrawal (not including the withdrawal fee), and will reduce the Policy Value by the amount of the withdrawal (including the withdrawal fee). The reduction in Specified Amount will be subject to the terms of the Changing the Specified Amount section below.


If the Increasing Option is in effect, a withdrawal will not affect the Specified Amount.



CHANGING THE SPECIFIED AMOUNT


You select the Specified Amount when you apply for the Policy. After the first Policy Year, you may change the Specified Amount once each 12-month period subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. However, changing the Specified Amount may have tax consequences and you should consult a tax advisor before doing so.


     INCREASING THE SPECIFIED AMOUNT


      /bullet/ You may increase the Specified Amount by submitting a written request and providing evidence of insurability satisfactory to us. The increase will be effective on the next Monthly Date after we approve the increase request.


      /bullet/ The minimum increase is $10,000.


      /bullet/ Increasing the Specified Amount will increase your Minimum
               Monthly Premium and cause the No-Lapse Period to begin again.


      /bullet/ Increasing the Specified Amount will result in an additional surrender charge that lasts for 19 years.


      /bullet/ A different cost of insurance charge may apply to the increase in Specified Amount, based on the Insured's circumstances at the time of the increase.

     DECREASING THE SPECIFIED AMOUNT


      /bullet/ You must submit a written request to decrease the Specified
               Amount, but you may not decrease the Specified Amount below the minimum amount shown on your Policy specifications page.


      /bullet/ Any decrease will be effective on the next Monthly Date after we process your written request.


      /bullet/ For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount.


      /bullet/ A decrease in Specified Amount may require that a portion of Policy Value be distributed as a withdrawal in order to maintain Federal tax compliance.


      /bullet/ Decreasing the Specified Amount will not affect the Minimum
               Monthly Premium or the surrender charges.



PAYMENT OPTIONS


There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of a Separate Account. More detailed information concerning these settlement options is available on request to our Home Office.



SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS


      /bullet/ You may make a written request to surrender your Policy for its Cash Surrender Value as calculated at the end of the Valuation Date when we receive your request. A surrender may have tax consequences. See "Tax Treatment of Policy Benefits."


      /bullet/ The Insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. We may require that you return the Policy.


      /bullet/ If you surrender your Policy during the first 19 Policy Years (or during the first 19 years after an increase in the Specified Amount), you will incur a surrender charge that varies based on the Insured's age, sex, premium class and Specified Amount. See "Charges and Deductions -- Surrender and Withdrawal Charges."


      /bullet/ Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.


      /bullet/ We will pay you the Cash Surrender Value in a lump sum within seven days unless you request other arrangements.

WITHDRAWALS

After the 1st Policy Year, you may request to withdraw a portion of your Policy Value subject to certain conditions.


      > You may make only one withdrawal per Policy Year.


      > You must: (1) make your request in writing, and (2) request at least
        $500.


      > If you request a withdrawal that would leave a Cash Surrender Value of less than $500, then we will treat it as a request to surrender your Policy.


      > For each withdrawal, we deduct (from the remaining Policy Value) a fee equal to the lesser of $25 or 2% of the amount withdrawn. See "Charges and Deductions -- Surrender and Withdrawal Charges."


      > You can specify the Subaccount(s) and Fixed Account from which to make the withdrawal; otherwise we will deduct the amount (including any fee) from the Subaccounts and the Fixed Account on a pro-rata basis (that is, according to the percentage of Policy Value contained in each Subaccount and the Fixed Account).


      > We will process the withdrawal at the unit values next determined after we receive your request.


      > We generally will pay a withdrawal request within seven days after the Valuation Date when we receive the request.


      > Withdrawals may have tax consequences. See "Tax Treatment of Policy
        Benefits."


TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You may make transfers from the Subaccounts or from the Fixed Account. We determine the amount you have available for transfers at the end of the Valuation Period when we receive your transfer request. The following features apply to transfers under the Policy:


(diamond) You may make an unlimited number of transfers in a Policy Year.


(diamond) You may request transfers in writing (in a form we accept), or by telephone.


(diamond) You must transfer at least $100, or, if less, the total value in the Subaccount or Fixed Account.


(diamond) We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers we effect from the Premium Suspense Account, and transfers resulting from loans, dollar cost averaging, asset rebalancing, and the exchange privilege are NOT treated as transfers for purposes of the transfer charge.


(diamond) We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved. We will treat all transfer requests received on the same day as a single request.


(diamond) We process transfers based on unit values determined at the end of the Valuation Date when we receive your transfer request.

Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the Subaccounts and the Fixed Account on your behalf according to your instructions. To make a telephone transfer, you may call 1-800-625-4213.

Please note the following regarding telephone transfers:


      > We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.


      > We will employ reasonable procedures to confirm that telephone instructions are genuine.


      > Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.


      > If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.


The corresponding portfolio of any Subaccount determines its net asset value per share once daily, as of the close of the regular business session of the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time), which coincides with the end of each Valuation Period. Therefore, we will process any transfer request we receive after the close of the regular business session of the NYSE, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.



EXCHANGE PRIVILEGE


At any one time, you may exercise the Exchange Privilege under your Policy which results in the transfer of the entire amount in the Separate Account to the Fixed Account, and the allocation of all future net premiums to the Fixed Account. This serves as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy. We will not assess any transfer or other charges in connection with the Exchange Privilege.



DOLLAR COST AVERAGING


You may elect to participate in a dollar cost averaging program. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Fixed Account over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy and the success depends on market trends. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.


To participate in dollar cost averaging, you must place at least $5,000 in a "source account" (either the Fixed Account, AIM V.I. Government Securities Fund Subaccount, Oppenheimer Bond Fund/VA Subaccount, or the Fidelity VIP Money Market Portfolio Subaccount). There can be only one source account. Each month, we will automatically transfer equal amounts (minimum $100) from the source account to your designated "target accounts." You may have multiple target accounts.


There is no charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing the transfer fee.


   DOLLAR COST AVERAGING   > we receive your written request to cancel your participation;
   WILL END IF:            > the value in the source account is exhausted;
                           > you elect to participate in the asset rebalancing program.

We may modify, suspend, or discontinue the dollar cost averaging program at any time.

ASSET REBALANCING PROGRAM

We also offer an asset rebalancing program under which we will automatically transfer amounts semi-annually to maintain a particular percentage allocation among the Subaccounts. Policy Value allocated to each Subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the Policy Value in the Subaccounts at the end of each semi-annual period to match your Policy's currently effective premium allocation schedule. The asset rebalancing program will transfer Policy Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses. Policy Value in the Fixed Account is not available for this program.


   TO PARTICIPATE IN THE   > you must complete an asset rebalancing request form and submit it
   ASSET REBALANCING         to us before the Maturity Date
   PROGRAM:                > you must have a minimum Policy Value of $5,000.


If you elect asset rebalancing, it will occur on each semi-annual anniversary of the Policy Date. You may modify your allocations up to 4 times in a Policy Year. Once we receive the asset rebalancing request form, we will effect the initial rebalancing semi-annually, in accordance with the Policy's current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open. There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will NOT be counted towards the 12 free transfers allowed during each Policy Year. You can begin or end this program only once each Policy Year.



   ASSET REBALANCING   > you elect to participate in the dollar cost averaging program;
   WILL END IF:        > we receive your request to discontinue participation; or
                       > you make a transfer to or from any Subaccount other than under a scheduled rebalancing (not including transfers in connection with loans).

We may modify, suspend, or discontinue the asset rebalancing program at any time.


LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

While the Policy is in force, you may borrow money from us using the Policy as the only collateral for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences.


LOAN CONDITIONS:


     /bullet/  The MINIMUM LOAN you may take is $250.
     /bullet/ The MAXIMUM LOAN you may take is 90% (100% in certain states) of the Cash Surrender Value, minus 6 months of Monthly Deductions.

      /bullet/ To secure the loan, we transfer an amount equal to the loan (plus loan interest in advance) from the Separate Account and Fixed Account to the loan reserve, which is a part of the Fixed Account. Unless you specify otherwise, we will transfer the loan from the Subaccounts and the Fixed Account on a pro-rata basis.

      /bullet/ Amounts in the loan reserve earn interest at an annual rate guaranteed not to be lower than 3.0% (4.0% for Policies issued in Florida). We may credit the loan reserve with an interest rate different than the rate credited to net premiums allocated to the Fixed Account.

      /bullet/ We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See "Payments We Make."

      /bullet/ We charge you a maximum interest rate of 5.66% per year on your loan. Interest is due and payable at the beginning of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid before the beginning of the next Policy Year.




      /bullet/ After the 10th Policy Year, we consider certain portions of the loan amount to be preferred loans. The maximum preferred loan available in each Policy Year is 25% of the Policy Value (subject to the maximum loan amount). We charge a maximum annual interest rate of 3.85% in advance on preferred loan amounts.


      /bullet/ We cannot change the interest rate on a loan once you take the loan.


      /bullet/ You may repay all or part of your Indebtedness at any time. Loan repayments must be at least $25, and must be clearly marked as "loan repayments" or they will be credited as premiums if they meet minimum premium requirements.


      /bullet/ Upon each loan repayment, we will transfer an amount equal to the loan repayment from the loan reserve to the Fixed and/or Separate Account according to your current premium allocation schedule.


      /bullet/ We deduct any Indebtedness from the Policy Value upon surrender, and from the death benefit proceeds payable on the Insured's death.


      /bullet/ If your Indebtedness equals or exceeds the Policy Value less any applicable surrender charge (thereby reducing the Cash Surrender Value to zero), then your Policy will enter a grace period. See "Policy Lapse and Reinstatement."



EFFECT OF POLICY LOANS


A loan affects the Policy, because the death benefit proceeds and Cash Surrender Value include reductions for the amount of any Indebtedness. Repaying a loan causes the death benefit and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan in the loan reserve. This amount is not affected by the Subaccounts' investment performance and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Separate Account to the loan reserve will affect the Policy Value, even if the loan is repaid, because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment results of the Separate Account.


There are risks involved in taking a loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a "modified endowment contract" (see "Federal Tax Considerations"), then a loan will be treated as a withdrawal for Federal income tax purposes. A loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding.


We will notify you (and any assignee of record) if the sum of your Indebtedness is more than the Policy Value less any applicable surrender charge. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse. See "Policy Lapse and Reinstatement."

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE


Under certain conditions, your Policy may enter a 61-day grace period, and possibly lapse (terminate without value):



      /bullet/ If your Policy is in the No-Lapse Period you have selected, then the Policy will enter a grace period only if on a Monthly Date the Cash Surrender Value is not enough to pay the next Monthly Deduction due, AND the sum of premiums paid minus withdrawals and Indebtedness is less than the Cumulative Minimum Monthly Premium.



      /bullet/ If your Policy is not in the No-Lapse Period you have selected, then your Policy will enter a grace period if the Cash Surrender Value on any Monthly Date is not enough to pay the next Monthly Deduction due.


If you have taken a loan, then your Policy also will enter a grace period (and possibly lapse) whenever your Indebtedness reduces the Cash Surrender Value to zero.


If your Policy enters into a grace period, we will mail a notice to your last known address and to any assignee of record. The 61-day grace period begins on the date of the notice. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits.



REINSTATEMENT


Unless you have surrendered your Policy for its Cash Surrender Value, you may reinstate a lapsed Policy at any time within 5 years after the end of the grace period (and prior to the Maturity Date) by submitting all of the following items to us at our Home Office:


       1. a Written Notice requesting reinstatement;
       2. the Insured's written consent to reinstatement;
       3. evidence of insurability we deem satisfactory;
       4. payment or reinstatement of any Indebtedness; and
       5. payment of enough premium to keep the Policy in force for at least 3 months.


The effective date of reinstatement will be the first Monthly Date on or next following the date we approve your application for reinstatement. We reserve the right to decline a reinstatement request.

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.



TAX STATUS OF THE POLICY. A Policy must satisfy certain requirements set forth in the Internal Revenue Code ("Code") in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain innovative features of the Policy are not directly addressed by the Code, and/or there is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of such requirements to the Policy. There is more uncertainty with respect to Policies issued on a substandard premium class basis and Policies with a Level One-Year Term Insurance Rider attached. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


In certain circumstances, Owners of variable life insurance contracts have been considered for Federal income tax purposes to be the Owners of the assets of the Separate Account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract Owners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility to allocate premiums and Policy Values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the Owner of the Separate Account assets supporting the Policy.


In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Separate Account, through the Portfolios, will satisfy these diversification requirements.


The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.



TAX TREATMENT OF POLICY BENEFITS


IN GENERAL. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. You should consult a tax advisor on these consequences.


Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. In addition, if you elect the Terminal Illness Accelerated Death Benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax advisor on these consequences. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), then the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract." Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs") and receive less favorable tax treatment than other life insurance contracts. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven contract years. Certain changes in a contract after it is issued could also cause it to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.


DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:


      /bullet/ All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the unloaned Policy Value immediately before the distribution plus prior distributions over the Owner's total investment in the Policy at that time. They will be treated as tax-free recovery of the Owner's investment in the Policy only after all such excess has been distributed. "Total investment in the Policy" means the aggregate amount of any premiums or other considerations paid for a Policy, plus any previously taxed distributions.


      /bullet/ Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.




      /bullet/ A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 591/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.



      /bullet/ If a contract becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a contract within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a contract that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.


DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.


Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, there is some uncertainty as to the tax treatment of a Preferred Loan under a Policy that is not a MEC and you should consult a tax advisor on this point.


Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.


DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.


MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement.


POSSIBLE TAX LAW CHANGES. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.


POSSIBLE CHARGES FOR OUR TAXES. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OUR RIGHT TO CONTEST THE POLICY

In issuing this Policy, we rely on all statements made by or for you and/or the Insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

In the absence of fraud or non-payment of a Monthly Deduction, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the Insured's lifetime for two years after:

        (a) the Policy Date;
        (b) the effective date of any increase in the Specified Amount (and then only for the increased amount); or
        (c) the effective date of any reinstatement.


SUICIDE EXCLUSION

If the Insured commits suicide, while sane or insane, within two years of the Policy Date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any Indebtedness, and less any withdrawals previously paid.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Specified Amount, the Policy will terminate and our liability for the amount of increase will be limited to the cost of insurance for the increase.

Certain states may require suicide exclusion provisions that differ from those stated here.


MISSTATEMENT OF AGE OR SEX

If the Insured's age or sex was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance.


MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under this Policy must be in writing and signed by our president, a vice president, our secretary, or one of our officers. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy:

     > to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company or the Separate Account is subject; or


     > to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or


     > to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with such laws.

PAYMENTS WE MAKE

We usually pay the amounts of any surrender, withdrawal, death benefit, or settlement options within seven business days after we receive all applicable Written Notices and/or due proofs of death. However, we can postpone such payments if:


     [] the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (SEC); OR


     [] the SEC permits, by an order or less formal interpretation (e.g., no-action letter), the postponement of any payment for the protection of Owners; OR

     [] the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value is not reasonably practicable.

We have the right to defer payment of amounts from the Fixed Account for up to 6 months.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, withdrawals, death benefit proceeds, or payments under a payment option until such check or draft has been honored.


REPORTS TO OWNERS

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing the following information as of the end of the report period:

(check mark) the current Policy Value
(check mark) the current Cash Surrender Value
(check mark) the current death benefit
(check mark) any activity since the last report (e.g., premiums paid, withdrawals, deductions, loans or loan repayments, and other transactions)
(check mark) any other information required by law


RECORDS

We will maintain all records relating to the Separate Account and the Fixed Account at our Home Office.


POLICY TERMINATION

Your Policy will terminate on the earliest of:

(diamond) the Maturity Date;
(diamond) the end of the grace period without a sufficient payment; (diamond) the date the Insured dies; or (diamond) the date you surrender the Policy.


SUPPLEMENTAL BENEFITS AND RIDERS

The following supplemental benefits and riders are available under the Policy. We deduct any monthly charges for these benefits and riders from Policy Value as part of the Monthly Deduction. The benefits and riders available (which are summarized below) provide fixed benefits that do not vary with the investment experience of the Separate Account. For each Policy, we automatically provide the supplemental benefits listed below. You may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these supplemental benefits and riders.

SUPPLEMENTAL BENEFITS

     EXTENDED MATURITY DATE: Extends the Maturity Date past the original Maturity Date. You must make a written request for this benefit (and we must receive it) within 30 days prior to the original Maturity

     Date. The tax consequences of keeping the Policy in force beyond the Insured's 100th birthday are uncertain and you should consult a tax advisor before doing so.


     TERMINAL ILLNESS ACCELERATED BENEFIT: You may elect to receive a portion of the death benefit proceeds in a "single sum benefit" if the Insured has incurred a terminal condition while the Policy is in force. Payment of any amounts under this benefit will result in reductions in your Policy Value, Specified Amount, and certain Policy benefits. The tax consequences of electing to receive a terminal illness accelerated benefit are uncertain and you should consult a tax advisor before making this election.


RIDERS


(diamond) WAIVER OF PREMIUM BENEFIT: Waives the initial planned premium if the Insured becomes totally and permanently disabled for at least six consecutive months prior to the Policy anniversary following the Insured's 60th birthday.


(diamond) WAIVER OF MONTHLY DEDUCTION: Waives the Monthly Deduction if the
          Insured becomes totally and permanently disabled for at least six consecutive months prior to the Policy anniversary following the Insured's 60th birthday.


(diamond) LEVEL ONE-YEAR TERM INSURANCE: Provides one-year renewable term insurance on the Insured.


(diamond) ADDITIONAL INSURED'S LEVEL ONE-YEAR TERM INSURANCE: Provides one-year renewable term insurance on an additional Insured.


(diamond) ACCIDENTAL DEATH BENEFIT: Provides for payment of an additional benefit if the Insured dies due to and within 90 days of an accidental injury that occurred on or before the Policy anniversary when the Insured is age 65.


(diamond) GUARANTEED INSURABILITY BENEFIT: Provides options to purchase additional insurance without evidence of insurability.


(diamond) INCOME REPLACEMENT BENEFIT: Provides a monthly benefit to the beneficiary for a period of 20 years upon the Insured's death. In addition, a lump sum benefit of 100 times the monthly benefit is paid 20 years after the Insured's death.


(diamond) CHILDREN'S BENEFIT: Provides level term insurance on each of the Insured's dependent children, until their 25th birthday.



PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In order to demonstrate how the actual investment experience of the portfolios could have affected the death benefit, Policy Value and Cash Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment experience of each portfolio since its inception. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE POLICY HAD BEEN IN EXISTENCE DURING THE PERIOD ILLUSTRATED AND ARE NOT INDICATIVE OF FUTURE PERFORMANCE.


The values we illustrate for death benefit, Policy Value and Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account and the portfolios. We have not deducted premium taxes or charges for any riders. These charges would lower the performance figures significantly if reflected.

The following example shows how the hypothetical net return of the Janus Aspen Growth Portfolio would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                         JANUS ASPEN GROWTH PORTFOLIO
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1995 .............................    $   655       $  653       $    0       $    0
  1996* ............................    $ 1,706       $1,702       $    0       $    0
  1997* ............................    $ 2,747       $2,739       $  227       $  219
  1998* ............................    $ 4,095       $4,085       $1,715       $1,705
  1999* ............................    $ 6,338       $6,322       $4,098       $4,082
  2000* ............................    $10,090       $9,894       $7,990       $7,794



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.



The following example shows how the hypothetical net return of the Janus Aspen Worldwide Growth Portfolio would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                    JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1995 .............................    $   645       $   643      $    0       $    0
  1996* ............................    $ 1,653       $ 1,648      $    0       $    0
  1997* ............................    $ 2,943       $ 2,935      $  423       $  415
  1998* ............................    $ 4,312       $ 4,302      $1,932       $1,922
  1999* ............................    $ 6,289       $ 6,274      $4,049       $4,034
  2000* ............................    $11,474       $11,261      $9,374       $9,161



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the Janus Aspen Balanced Portfolio would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                        JANUS ASPEN BALANCED PORTFOLIO
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1995 .............................    $  640        $  638       $    0       $    0
  1996* ............................    $1,608        $1,603       $    0       $    0
  1997* ............................    $2,577        $2,569       $   57       $   49
  1998* ............................    $3,865        $3,856       $1,485       $1,476
  1999* ............................    $5,963        $5,948       $3,723       $3,708
  2000* ............................    $8,387        $8,205       $6,287       $6,105



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.



The following example shows how the hypothetical net return of the Janus Aspen Capital Appreciation Portfolio would have affected benefits for a Policy dated January 1, 1998. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                  JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1999 .............................    $1,113        $1,110         $  0        $  0
  2000* ............................    $3,011        $3,004         $351        $344



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the Janus Aspen Aggressive Growth Portfolio would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                    JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
 1995 ..............................    $   766       $   764      $     0     $     0
 1996* .............................    $ 1,808       $ 1,803      $     0     $     0
 1997* .............................    $ 2,594       $ 2,587      $    74     $    67
 1998* .............................    $ 3,568       $ 3,560      $ 1,188     $ 1,180
 1999* .............................    $ 5,565       $ 5,551      $ 3,325     $ 3,311
 2000* .............................    $14,184       $13,927      $12,084     $11,827



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.



The following example shows how the hypothetical net return of the AIM V.I. Value Fund would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                              AIM V.I. VALUE FUND
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1995 .............................    $  666        $  664       $    0       $    0
  1996* ............................    $1,810        $1,805       $    0       $    0
  1997* ............................    $2,780        $2,772       $  260       $  252
  1998* ............................    $4,169        $4,159       $1,789       $1,779
  1999* ............................    $6,277        $6,262       $4,037       $4,022
  2000* ............................    $9,006        $8,821       $6,906       $6,721



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the AIM V.I. Capital Appreciation Fund would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                      AIM V.I. CAPITAL APPRECIATION FUND
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1995 .............................    $  653        $  651       $    0       $    0
  1996* ............................    $1,785        $1,780       $    0       $    0
  1997* ............................    $2,817        $2,809       $  297       $  289
  1998* ............................    $3,849        $3,840       $1,469       $1,460
  1999* ............................    $5,251        $5,238       $3,011       $2,998
  2000* ............................    $8,572        $8,375       $6,472       $6,275



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.



The following example shows how the hypothetical net return of the AIM V.I. Growth Fund would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                             AIM V.I. GROWTH FUND
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1995 .............................    $  613        $  611       $    0       $    0
  1996* ............................    $1,717        $1,712       $    0       $    0
  1997* ............................    $2,751        $2,743       $  231       $  223
  1998* ............................    $4,245        $4,235       $1,865       $1,855
  1999* ............................    $6,463        $6,447       $4,223       $4,207
  2000* ............................    $9,634        $9,444       $7,534       $7,344



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the AIM V.I. International Equity Fund would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                      AIM V.I. INTERNATIONAL EQUITY FUND
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1995 .............................    $  620        $  618       $    0       $    0
  1996* ............................    $1,476        $1,471       $    0       $    0
  1997* ............................    $2,511        $2,504       $    0       $    0
  1998* ............................    $3,287        $3,279       $  907       $  899
  1999* ............................    $4,430        $4,418       $2,190       $2,178
  2000* ............................    $7,937        $7,733       $5,837       $5,633



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.



The following example shows how the hypothetical net return of the AIM V.I. Government Securities Fund would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                      AIM V.I. GOVERNMENT SECURITIES FUND
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1995 .............................    $  603        $  601       $    0       $    0
  1996* ............................    $1,432        $1,427       $    0       $    0
  1997* ............................    $2,065        $2,058       $    0       $    0
  1998* ............................    $2,846        $2,839       $  466       $  459
  1999* ............................    $3,643        $3,633       $1,403       $1,393
  2000* ............................    $4,212        $4,054       $2,112       $1,954



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the Oppenheimer Main Street Growth & Income Fund/VA would have affected benefits for a Policy dated January 1, 1996. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.



                OPPENHEIMER MAIN STREET GROWTH & INCOME FUND/VA
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1997 .............................    $  899        $  897       $    0       $    0
  1998* ............................    $2,062        $2,057       $    0       $    0
  1999* ............................    $2,776        $2,768       $  256       $  248
  2000* ............................    $4,093        $4,083       $1,713       $1,703



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.



The following example shows how the hypothetical net return of the Oppenheimer Multiple Strategies Fund/VA would have affected benefits for a Policy dated January 1, 1990. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                    OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
 1991 ..............................    $   617       $   615      $     0      $    0
 1992* .............................    $ 1,476       $ 1,472      $     0      $    0
 1993* .............................    $ 2,261       $ 2,254      $     0      $    0
 1994* .............................    $ 3,294       $ 3,286      $   914      $  906
 1995* .............................    $ 3,733       $ 3,723      $ 1,493      $1,483
 1996* .............................    $ 5,329       $ 5,153      $ 3,229      $3,053
 1997* .............................    $ 6,869       $ 6,497      $ 4,909      $4,537
 1998* .............................    $ 8,739       $ 8,125      $ 6,919      $6,305
 1999* .............................    $ 9,881       $ 9,053      $ 8,201      $7,373
 2000* .............................    $11,605       $10,490      $10,065      $8,950



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the Oppenheimer Bond Fund/VA would have affected benefits for a Policy dated January 1, 1990. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                           OPPENHEIMER BOND FUND/VA
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1991 .............................    $  697        $  695       $    0       $    0
  1992* ............................    $1,572        $1,567       $    0       $    0
  1993* ............................    $2,307        $2,300       $    0       $    0
  1994* ............................    $3,257        $3,249       $  877       $  869
  1995* ............................    $3,696        $3,687       $1,456       $1,447
  1996* ............................    $5,089        $4,916       $2,989       $2,816
  1997* ............................    $5,965        $5,623       $4,005       $3,663
  1998* ............................    $7,147        $6,600       $5,327       $4,780
  1999* ............................    $8,201        $7,441       $6,521       $5,761
  2000* ............................    $8,545        $7,615       $7,005       $6,075



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.



The following example shows how the hypothetical net return of the Oppenheimer Strategic Bond Fund/VA would have affected benefits for a Policy dated January 1, 1994. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                      OPPENHEIMER STRATEGIC BOND FUND/VA
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1995 .............................    $  602        $  600       $    0       $    0
  1996* ............................    $1,428        $1,424       $    0       $    0
  1997* ............................    $2,278        $2,271       $    0       $    0
  1998* ............................    $3,092        $3,085       $  712       $  705
  1999* ............................    $3,721        $3,712       $1,481       $1,472
  2000* ............................    $4,476        $4,315       $2,376       $2,215



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the Oppenheimer High Income Fund/VA would have affected benefits for a Policy dated January 1, 1990. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                        OPPENHEIMER HIGH INCOME FUND/VA
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1991 .............................    $   671       $   669      $    0       $    0
  1992* ............................    $ 1,782       $ 1,777      $    0       $    0
  1993* ............................    $ 2,823       $ 2,815      $  303       $  295
  1994* ............................    $ 4,316       $ 4,306      $1,936       $1,926
  1995* ............................    $ 4,669       $ 4,657      $2,429       $2,417
  1996* ............................    $ 6,405       $ 6,229      $4,305       $4,129
  1997* ............................    $ 8,089       $ 7,719      $6,129       $5,759
  1998* ............................    $ 9,720       $ 9,134      $7,900       $7,314
  1999* ............................    $10,260       $ 9,506      $8,580       $7,826
  2000* ............................    $11,203       $10,234      $9,663       $8,694



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.



The following example shows how the hypothetical net return of the Fidelity VIP II Index 500 Portfolio would have affected benefits for a Policy dated January 1, 1993. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                      FIDELITY VIP II INDEX 500 PORTFOLIO
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1994 .............................    $   712       $   710      $    0       $    0
  1995* ............................    $ 1,338       $ 1,334      $    0       $    0
  1996* ............................    $ 2,713       $ 2,705      $  193       $  185
  1997* ............................    $ 4,051       $ 4,042      $1,671       $1,662
  1998* ............................    $ 6,143       $ 6,127      $3,903       $3,887
  1999* ............................    $ 8,722       $ 8,538      $6,622       $6,438
  2000* ............................    $11,247       $10,859      $9,287       $8,899



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the Fidelity VIP Money Market Portfolio would have affected benefits for a Policy dated January 1, 1990. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                      FIDELITY VIP MONEY MARKET PORTFOLIO
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1991 .............................    $  698        $  696       $    0       $    0
  1992* ............................    $1,399        $1,395       $    0       $    0
  1993* ............................    $2,067        $2,061       $    0       $    0
  1994* ............................    $2,709        $2,702       $  329       $  322
  1995* ............................    $3,375        $3,366       $1,135       $1,126
  1996* ............................    $4,249        $4,086       $2,149       $1,986
  1997* ............................    $5,119        $4,784       $3,159       $2,824
  1998* ............................    $6,006        $5,481       $4,186       $3,661
  1999* ............................    $6,897        $6,166       $5,217       $4,486
  2000* ............................    $7,775        $6,816       $6,235       $5,276



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.



The following example shows how the hypothetical net return of the Fidelity VIP Growth Portfolio would have affected benefits for a Policy dated January 1, 1998. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                         FIDELITY VIP GROWTH PORTFOLIO
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1999 .............................    $  956        $  954          $0          $0
  2000* ............................    $2,223        $2,217          $0          $0



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

The following example shows how the hypothetical net return of the Fidelity VIP II Contrafund Portfolio would have affected benefits for a Policy dated January 1, 1998. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                     FIDELITY VIP II CONTRAFUND PORTFOLIO
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1999 .............................    $  878        $  876          $0          $0
  2000* ............................    $1,894        $1,889          $0          $0



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.



The following example shows how the hypothetical net return of the Fidelity VIP III Growth & Income Portfolio would have affected benefits for a Policy dated January 1, 1998. This example assumes that the Net Premiums and related Policy Values were in the Sub-account for the entire period and that the values were determined on the first Valuation Date following January 1st of each year.


                  FIDELITY VIP III GROWTH & INCOME PORTFOLIO
                   Male, Issue Age 35, $1,080 Annual Premium
                   ($100,000 Specified Amount, Tobacco Risk)
                              Level Death Benefit
                Both Current and Guaranteed Costs and Expenses





                                             POLICY VALUE          CASH SURRENDER VALUE
                                       ------------------------   ----------------------
POLICY ANNIVERSARY ON JANUARY 1 OF      CURRENT     GUARANTEED     CURRENT     GURANTEED
------------------------------------   ---------   ------------   ---------   ----------
  1999 .............................    $  873        $  870          $0          $0
  2000* ............................    $1,633        $1,629          $0          $0



* For each year shown, benefits and values reflect only premiums paid during Previous Policy years.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SALE OF THE POLICIES

The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. AFSG is located at 4425 North River Blvd., NE, Cedar Rapids, IA 52402, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. The maximum sales commission payable to our agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than: 90% of all premiums paid during the first Policy Year, and 2.50% of all premiums paid during Policy Years 2 through 10. We will pay an additional sales commission of up to 0.25% of the unloaned Policy Value on the sixth Policy anniversary and each anniversary thereafter where the Policy Value (minus amounts attributable to loans) equals at least $5,000. In addition, certain production, persistency and managerial bonuses may be paid.


LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. John D. Cleavenger, Esq., Vice President and General Counsel (Individual Division) of the Company, has passed upon all matters of Iowa law pertaining to the Policy.


LEGAL PROCEEDINGS

Like other life insurance companies, we are involved in lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. We believe that there are no pending or threatened lawsuits that will adversely impact us or the Separate Account.


FINANCIAL STATEMENTS


This prospectus does not include financial statements of the Separate Account because, as of the date of this prospectus, the Separate Account had not yet commenced operations, had no assets, and had incurred no liabilities. The Company's financial statements appear at the end of this prospectus. The statutory-basis balance sheets of Life Investors Insurance Company of America as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1999, and the financial statement schedules as of December 31, 1999 for each of the three years in the period then ended have been audited by Ernst & Young LLP, independent accountants, whose reports thereon is set forth elsewhere herein. Such financial statements and schedules are included in this prospectus in reliance upon such report given upon the authority of Ernst & Young LLP as experts in accounting and auditing. You should distinguish the Company's financial statements from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.



ADDITIONAL INFORMATION ABOUT THE COMPANY


Life Investors is a stock life insurance company that is a wholly owned indirect subsidiary of AEGON USA, Inc. AEGON USA, Inc. is a wholly owned indirect subsidiary of AEGON NV, a Netherlands corporation that is a publicly traded international insurance group. Life Investors' Home Office is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

Life Investors was incorporated in 1930 under Iowa law and is subject to regulation by the Iowa Commissioner of Insurance. Life Investors is engaged in the business of issuing life insurance policies and annuity contracts, and is licensed to do business in the District of Columbia, Guam and all states except New York. Life Investors submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. Life Investors has filed the Policy described in this prospectus with insurance officials in those jurisdictions in which the Policy is sold.

Life Investors intends to reinsure a portion of the risks assumed under the Policies.


LIFE INVESTORS' EXECUTIVE OFFICERS AND DIRECTORS

Life Investors is governed by a board of directors. The following tables set forth the name, address and principal occupation during the past five years of each of Life Investors' executive officers and directors. Each person is located at Life Investors Insurance Company of America, 4333 Edgewood Road, NE, Cedar Rapids, IA 52499.


                    BOARD OF DIRECTORS AND SENIOR OFFICERS




                             POSITION WITH LIFE
         NAME                    INVESTORS            PRINCIPAL OCCUPATION DURING PAST 5 YEARS
    Rex B. Eno         Director, Chairman of the     Director, Chairman of the Board, and
                       Board, and President          President
    Patrick S. Baird   Director, Senior Vice         Executive Vice President (1995-present),
                       President, and Chief          Chief Operating Officer (1996-present),
                       Operating Officer             Chief Financial Officer (1992-1995), Vice
                                                     President and Chief Tax Officer (1984-
                                                     1995) of AEGON USA.
    Douglas C. Kolsrud Director, Senior Vice         Director, Senior Vice President, Chief
                       President, Chief Investment   Investment Officer and Corporate Actuary
                       Officer and Corporate
                       Actuary
    Craig D. Vermie    Director, Vice President,     Secretary (1997-present), General Counsel
                       Secretary and General         (1996-present), Vice President (1995-
                       Counsel                       present), Assistant General Counsel,
                                                     Associate General Counsel, Corporate
                                                     Counsel (respectively) (1986-1995)
    Robert J. Kontz    Vice President and            Vice President and Corporate Controller
                       Corporate Controller
    Brenda K. Clancy   Director, Vice President,     Vice President, Treasurer and Chief
                       Treasurer and Chief           Financial Officer
                       Financial Officer
    Jack R. Dykhouse   Director, Executive Vice      Executive Vice President (1990-present)
                       President
    William L. Busler  Director, Executive Vice      President, Annuity Division, AEGON,
                       President                     USA, Inc. (1980-present)


Life Investors holds the Separate Account's assets physically segregated and apart from the general account. Life Investors maintains records of all purchases and sale of portfolio shares by each of the Subaccounts. A blanket bond in the amount of $10 million (subject to a $1 million deductible), covering directors, officers and all employees of AEGON USA, Inc. and its affiliates has been issued to Life Investors and its affiliates.

ILLUSTRATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, Policy Value, and Cash Surrender Value under a Policy covering a male or female Insured of age 35 on the Policy Date in a tobacco or preferred class, would change over time if the planned premiums were paid and the return on the assets in the Subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The tables also show how the Policy would operate if premiums accumulated at 5% interest. The tables illustrate Policy values that would result based on assumptions that you pay the premiums indicated, you do not increase your Specified Amount, and you do not make any withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.


THE HYPOTHETICAL INVESTMENT RETURNS ARE PROVIDED ONLY TO ILLUSTRATE THE MECHANICS OF A HYPOTHETICAL POLICY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RATES OF RETURN. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy's monthly charges, the portfolios' expense ratios, and your Policy loan and withdrawal history.


The illustrations assume that the assets in the portfolios are subject to an annual expense ratio of 0.70% of the average daily net assets. This annual expense ratio is based on the average of the expense ratios of each of the portfolios for the last fiscal year and takes into account current expense reimbursement arrangements. For information on the portfolios' management fees, see the Annual Portfolio Operating Expenses table in the "Policy Summary -- Charges and Deductions" section of this prospectus, and see the portfolios' prospectuses.


Separate illustrations on each of the following pages reflect our current expense charge and cost of insurance charge and the higher guaranteed maximum expense charge and cost of insurance charge that we have the contractual right to charge. The illustrations assume no charges for Federal or state taxes or charges for supplemental benefits.


After deducting portfolio expenses and mortality and expense risk charges, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates for the Separate Account of -1.44%, 4.52% and 10.47%, respectively.



The illustrations are based on our sex distinct rates for tobacco and preferred premium class. Upon request, we will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those shown in the following illustrations.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35



     Specified Amount $100,000            Tobacco Class
       Annual Premium $1,080           Level Death Benefit
                Using Current Cost Assumptions





                                                    DEATH BENEFIT
                                           ASSUMING HYPOTHETICAL GROSS AND
     END OF         PREMIUMS               NET ANNUAL INVESTMENT RETURN OF
     POLICY        ACCUMULATED    0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
      YEAR            AT 5%        -1.44% (Net)      4.52% (Net)       10.47% (Net)
       1            $  1,134       $  100,000*       $  100,000*       $  100,000*
       2            $  2,325       $  100,000*       $  100,000*       $  100,000*
       3            $  3,575       $  100,000*       $  100,000*       $  100,000*
       4            $  4,888       $  100,000*       $  100,000        $  100,000
       5            $  6,266       $  100,000        $  100,000        $  100,000
       6            $  7,713       $  100,000        $  100,000        $  100,000
       7            $  9,233       $  100,000        $  100,000        $  100,000
       8            $ 10,829       $  100,000        $  100,000        $  100,000
       9            $ 12,504       $  100,000        $  100,000        $  100,000
       10           $ 14,263       $  100,000        $  100,000        $  100,000
       15           $ 24,470       $  100,000        $  100,000        $  100,000
       20           $ 37,497       $  100,000        $  100,000        $  100,000
  30 (AGE 65)       $ 75,342       $  100,000        $  100,000        $  147,512
  40 (AGE 75)       $136,987       $  100,000*       $  100,000        $  355,318
  50 (AGE 85)       $237,401       $  100,000*       $  100,000        $  933,757
  60 (AGE 95)       $400,964       $  100,000*       $  100,000*       $2,330,663




     END OF                           POLICY VALUE                                      CASH SURRENDER VALUE
     POLICY                 ASSUMING HYPOTHETICAL GROSS AND                        ASSUMING HYPOTHETICAL GROSS AND
      YEAR                  NET ANNUAL INVESTMENT RETURN OF                        NET ANNUAL INVESTMENT RETURN OF
                   0.00% (Gross)     6.00% (Gross)     12.00% (Gross)     0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
                    -1.44% (Net)      4.52% (Net)       10.47% (Net)       -1.44% (Net)      4.52% (Net)       10.47% (Net)
       1              $   627          $    676          $      725          $    0*           $     0*        $        0*
       2              $ 1,228          $  1,364          $    1,507          $    0*           $     0*        $        0*
       3              $ 1,797          $  2,061          $    2,348          $    0*           $     0*        $        0*
       4              $ 2,330          $  2,761          $    3,249          $    0*           $   381         $      869
       5              $ 2,830          $  3,466          $    4,218          $  590            $ 1,226         $    1,978
       6              $ 3,435          $  4,320          $    5,410          $1,335            $ 2,220         $    3,310
       7              $ 4,008          $  5,189          $    6,702          $2,048            $ 3,229         $    4,742
       8              $ 4,542          $  6,067          $    8,102          $2,722            $ 4,247         $    6,282
       9              $ 5,032          $  6,949          $    9,614          $3,352            $ 5,269         $    7,934
       10             $ 5,483          $  7,840          $   11,256          $3,943            $ 6,300         $    9,716
       15             $ 7,637          $ 13,008          $   22,644          $6,797            $12,168         $   21,804
       20             $ 8,727          $ 18,570          $   40,807          $8,727            $18,570         $   40,807
  30 (AGE 65)         $ 6,365          $ 30,530          $  120,911          $6,365            $30,530         $  120,911
  40 (AGE 75)         $     0*         $ 37,912          $  332,073          $    0*           $37,912         $  332,073
  50 (AGE 85)         $     0*         $ 20,765          $  889,292          $    0*           $20,765         $  889,292
  60 (AGE 95)         $     0*         $      0*         $2,307,587          $    0*           $     0*        $2,307,587



* Even though the Cash Surrender Value is 0, the Policy would not Lapse if it was in a No Lapse Period and the premiums paid, less withdrawals and indebtedness, equaled or exceeded the cumulative minimum monthly premiums.


The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner and the actual investment experience of the Portfolios. The Policy Value, Cash Surrender Value, and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35



     Specified Amount $100,000            Tobacco Class
       Annual Premium $1,080           Level Death Benefit
               Using Guaranteed Cost Assumptions





                                           ASSUMING HYPOTHETICAL GROSS AND
     END OF         PREMIUMS               NET ANNUAL INVESTMENT RETURN OF
     POLICY        ACCUMULATED    0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
      YEAR            AT 5%        -1.44% (Net)      4.52% (Net)       10.47% (Net)
       1            $  1,134       $  100,000*       $  100,000*       $  100,000*
       2            $  2,325       $  100,000*       $  100,000*       $  100,000*
       3            $  3,575       $  100,000*       $  100,000*       $  100,000*
       4            $  4,888       $  100,000*       $  100,000        $  100,000
       5            $  6,266       $  100,000        $  100,000        $  100,000
       6            $  7,713       $  100,000        $  100,000        $  100,000
       7            $  9,233       $  100,000        $  100,000        $  100,000
       8            $ 10,829       $  100,000        $  100,000        $  100,000
       9            $ 12,504       $  100,000        $  100,000        $  100,000
       10           $ 14,263       $  100,000        $  100,000        $  100,000
       15           $ 24,470       $  100,000        $  100,000        $  100,000
       20           $ 37,497       $  100,000        $  100,000        $  100,000
  30 (AGE 65)       $ 75,342       $  100,000*       $  100,000        $  100,439
  40 (AGE 75)       $136,987       $  100,000*       $  100,000*       $  238,092
  50 (AGE 85)       $237,401       $  100,000*       $  100,000*       $  612,900
  60 (AGE 95)       $400,964       $  100,000*       $  100,000*       $1,483,854




     END OF                           POLICY VALUE                                      CASH SURRENDER VALUE
     POLICY                 ASSUMING HYPOTHETICAL GROSS AND                        ASSUMING HYPOTHETICAL GROSS AND
      YEAR                  NET ANNUAL INVESTMENT RETURN OF                        NET ANNUAL INVESTMENT RETURN OF
                   0.00% (Gross)     6.00% (Gross)     12.00% (Gross)     0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
                    -1.44% (Net)      4.52% (Net)       10.47% (Net)       -1.44% (Net)      4.52% (Net)       10.47% (Net)
       1               $  625           $   674          $      723          $    0*           $     0*        $        0*
       2               $1,224           $ 1,360          $    1,503          $    0*           $     0*        $        0*
       3               $1,791           $ 2,054          $    2,341          $    0*           $     0*        $        0*
       4               $2,325           $ 2,754          $    3,242          $    0*           $   374         $      862
       5               $2,822           $ 3,457          $    4,208          $  582            $ 1,217         $    1,968
       6               $3,278           $ 4,158          $    5,242          $1,178            $ 2,058         $    3,142
       7               $3,692           $ 4,855          $    6,350          $1,732            $ 2,895         $    4,390
       8               $4,060           $ 5,544          $    7,536          $2,240            $ 3,724         $    5,716
       9               $4,379           $ 6,221          $    8,807          $2,699            $ 4,541         $    7,127
       10              $4,645           $ 6,883          $   10,168          $3,105            $ 5,343         $    8,628
       15              $5,100           $ 9,835          $   18,676          $4,260            $ 8,995         $   17,836
       20              $3,533           $11,514          $   31,143          $3,533            $11,514         $   31,143
  30 (AGE 65)          $    0           $ 3,099          $   82,327          $    0*           $ 3,099         $   82,327
  40 (AGE 75)          $    0           $     0          $  222,516          $    0*           $     0*        $  222,516
  50 (AGE 85)          $    0           $     0          $  583,715          $    0*           $     0*        $  583,715
  60 (AGE 95)          $    0           $     0          $1,469,162          $    0*           $     0*        $1,469,162



* Even though the Cash Surrender Value is 0, the Policy would not Lapse if it was in a No Lapse Period and the premiums paid, less withdrawals and indebtedness, equaled or exceeded the cumulative minimum monthly premiums.


The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner and the actual investment experience of the Portfolios. The Policy Value, Cash Surrender Value, and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35



     Specified Amount $100,000           Preferred Class
       Annual Premium $1,080           Level Death Benefit
                Using Current Cost Assumptions





     END OF          PREMIUMS
     POLICY        ACCUMULATED              ASSUMING HYPOTHETICAL GROSS AND
      YEAR            AT 5%                 NET ANNUAL INVESTMENT RETURN OF
                                   0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
                                    -1.44% (Net)      4.52% (Net)       10.47% (Net)
       1             $  1,134       $  100,000*       $  100,000*       $  100,000*
       2             $  2,325       $  100,000*       $  100,000*       $  100,000*
       3             $  3,575       $  100,000*       $  100,000        $  100,000
       4             $  4,888       $  100,000        $  100,000        $  100,000
       5             $  6,266       $  100,000        $  100,000        $  100,000
       6             $  7,713       $  100,000        $  100,000        $  100,000
       7             $  9,233       $  100,000        $  100,000        $  100,000
       8             $ 10,829       $  100,000        $  100,000        $  100,000
       9             $ 12,504       $  100,000        $  100,000        $  100,000
       10            $ 14,263       $  100,000        $  100,000        $  100,000
       15            $ 24,470       $  100,000        $  100,000        $  100,000
       20            $ 37,497       $  100,000        $  100,000        $  100,000
  30 (AGE 65)        $ 75,342       $  100,000        $  100,000        $  182,904
  40 (AGE 75)        $136,987       $  100,000        $  100,000        $  443,380
  50 (AGE 85)        $237,401       $  100,000*       $  127,193        $1,175,343
  60 (AGE 95)        $400,964       $  100,000*       $  197,434        $2,999,602




     END OF                           POLICY VALUE                                      CASH SURRENDER VALUE
     POLICY                 ASSUMING HYPOTHETICAL GROSS AND                        ASSUMING HYPOTHETICAL GROSS AND
      YEAR                  NET ANNUAL INVESTMENT RETURN OF                        NET ANNUAL INVESTMENT RETURN OF
                   0.00% (Gross)     6.00% (Gross)     12.00% (Gross)     0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
                    -1.44% (Net)      4.52% (Net)       10.47% (Net)       -1.44% (Net)      4.52% (Net)       10.47% (Net)
       1              $   723           $    774         $      826          $     0*         $      0*        $        0*
       2              $ 1,427           $  1,576         $    1,731          $     0*         $      0*        $        0*
       3              $ 2,111           $  2,403         $    2,721          $     0*         $    243         $      561
       4              $ 2,774           $  3,257         $    3,803          $   734          $  1,217         $    1,763
       5              $ 3,416           $  4,137         $    4,986          $ 1,496          $  2,217         $    3,066
       6              $ 4,152           $  5,165         $    6,404          $ 2,352          $  3,365         $    4,604
       7              $ 4,868           $  6,229         $    7,961          $ 3,188          $  4,549         $    6,281
       8              $ 5,561           $  7,328         $    9,669          $ 4,001          $  5,768         $    8,109
       9              $ 6,228           $  8,462         $   11,542          $ 4,788          $  7,022         $   10,102
       10             $ 6,871           $  9,633         $   13,598          $ 5,551          $  8,313         $   12,278
       15             $ 9,844           $ 16,262         $   27,601          $ 9,124          $ 15,542         $   26,881
       20             $12,150           $ 24,112         $   50,442          $12,150          $ 24,112         $   50,442
  30 (AGE 65)         $13,780           $ 44,185         $  149,921          $13,780          $ 44,185         $  149,921
  40 (AGE 75)         $ 7,577           $ 73,134         $  414,374          $ 7,577          $ 73,134         $  414,374
  50 (AGE 85)         $     0           $121,136         $1,119,375          $     0*         $121,136         $1,119,375
  60 (AGE 95)         $     0           $195,479         $2,969,903          $     0*         $195,479         $2,969,903



* Even though the Cash Surrender Value is 0, the Policy would not Lapse if it was in a No Lapse Period and the premiums paid, less withdrawals and indebtedness, equaled or exceeded the cumulative minimum monthly premiums.


The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner and the actual investment experience of the Portfolios. The Policy Value, Cash Surrender Value, and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35



     Specified Amount $100,000           Preferred Class
       Annual Premium $1,080           Level Death Benefit
               Using Guaranteed Cost Assumptions





     END OF          PREMIUMS
     POLICY        ACCUMULATED              ASSUMING HYPOTHETICAL GROSS AND
      YEAR            AT 5%                 NET ANNUAL INVESTMENT RETURN OF
                                   0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
                                    -1.44% (Net)      4.52% (Net)       10.47% (Net)
       1             $  1,134       $  100,000*       $  100,000*       $  100,000*
       2             $  2,325       $  100,000*       $  100,000*       $  100,000*
       3             $  3,575       $  100,000*       $  100,000        $  100,000
       4             $  4,888       $  100,000        $  100,000        $  100,000
       5             $  6,266       $  100,000        $  100,000        $  100,000
       6             $  7,713       $  100,000        $  100,000        $  100,000
       7             $  9,233       $  100,000        $  100,000        $  100,000
       8             $ 10,829       $  100,000        $  100,000        $  100,000
       9             $ 12,504       $  100,000        $  100,000        $  100,000
       10            $ 14,263       $  100,000        $  100,000        $  100,000
       15            $ 24,470       $  100,000        $  100,000        $  100,000
       20            $ 37,497       $  100,000        $  100,000        $  100,000
  30 (AGE 65)        $ 75,342       $  100,000        $  100,000        $  160,236
  40 (AGE 75)        $136,987       $  100,000*       $  100,000        $  379,858
  50 (AGE 85)        $237,401       $  100,000*       $  100,000*       $  980,366
  60 (AGE 95)        $400,964       $  100,000*       $  100,000*       $2,377,619




     END OF                           POLICY VALUE                                      CASH SURRENDER VALUE
     POLICY                 ASSUMING HYPOTHETICAL GROSS AND                        ASSUMING HYPOTHETICAL GROSS AND
      YEAR                  NET ANNUAL INVESTMENT RETURN OF                        NET ANNUAL INVESTMENT RETURN OF
                   0.00% (Gross)     6.00% (Gross)     12.00% (Gross)     0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
                    -1.44% (Net)      4.52% (Net)       10.47% (Net)       -1.44% (Net)      4.52% (Net)       10.47% (Net)
       1               $  722           $   774          $      826          $    0*           $     0*        $        0*
       2               $1,427           $ 1,576          $    1,731          $    0*           $     0*        $        0*
       3               $2,111           $ 2,403          $    2,720          $    0*           $   243         $      560
       4               $2,774           $ 3,257          $    3,802          $  734            $ 1,217         $    1,762
       5               $3,415           $ 4,137          $    4,986          $1,495            $ 2,217         $    3,066
       6               $4,033           $ 5,042          $    6,279          $2,233            $ 3,242         $    4,479
       7               $4,626           $ 5,974          $    7,694          $2,946            $ 4,294         $    6,014
       8               $5,194           $ 6,932          $    9,243          $3,634            $ 5,372         $    7,683
       9               $5,736           $ 7,916          $   10,939          $4,296            $ 6,476         $    9,499
       10              $6,251           $ 8,926          $   12,797          $4,931            $ 7,606         $   11,477
       15              $8,349           $14,349          $   25,156          $7,629            $13,629         $   24,436
       20              $9,390           $20,263          $   45,008          $9,390            $20,263         $   45,008
  30 (AGE 65)          $5,089           $31,493          $  131,341          $5,089            $31,493         $  131,341
  40 (AGE 75)          $    0           $31,593          $  355,008          $    0*           $31,593         $  355,008
  50 (AGE 85)          $    0           $     0          $  933,682          $    0*           $     0*        $  933,682
  60 (AGE 95)          $    0           $     0          $2,354,079          $    0*           $     0*        $2,354,079



* Even though the Cash Surrender Value is 0, the Policy would not Lapse if it was in a No Lapse Period and the premiums paid , less withdrawals and indebtedness, equaled or exceeded the cumulative minimum monthly premiums.


The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner and the actual investment experience of the Portfolios. The Policy Value, Cash Surrender Value, and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                              FEMALE ISSUE AGE 35



     Specified Amount $100,000            Tobacco Class
       Annual Premium $1,080           Level Death Benefit
                Using Current Cost Assumptions





     END OF          PREMIUMS                        DEATH BENEFIT
     POLICY        ACCUMULATED              ASSUMING HYPOTHETICAL GROSS AND
      YEAR            AT 5%                 NET ANNUAL INVESTMENT RETURN OF
                                   0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
                                    -1.44% (Net)      4.52% (Net)       10.47% (Net)
       1             $  1,134       $  100,000*       $  100,000*       $  100,000*
       2             $  2,325       $  100,000*       $  100,000*       $  100,000*
       3             $  3,575       $  100,000*       $  100,000        $  100,000
       4             $  4,888       $  100,000        $  100,000        $  100,000
       5             $  6,266       $  100,000        $  100,000        $  100,000
       6             $  7,713       $  100,000        $  100,000        $  100,000
       7             $  9,233       $  100,000        $  100,000        $  100,000
       8             $ 10,829       $  100,000        $  100,000        $  100,000
       9             $ 12,504       $  100,000        $  100,000        $  100,000
       10            $ 14,263       $  100,000        $  100,000        $  100,000
       15            $ 24,470       $  100,000        $  100,000        $  100,000
       20            $ 37,497       $  100,000        $  100,000        $  100,000
  30 (AGE 65)        $ 75,342       $  100,000        $  100,000        $  170,852
  40 (AGE 75)        $136,987       $  100,000        $  100,000        $  414,656
  50 (AGE 85)        $237,401       $  100,000*       $  108,715        $1,098,191
  60 (AGE 95)        $400,964       $  100,000*       $  168,926        $2,777,320




     END OF                           POLICY VALUE                                      CASH SURRENDER VALUE
     POLICY                 ASSUMING HYPOTHETICAL GROSS AND                        ASSUMING HYPOTHETICAL GROSS AND
      YEAR                  NET ANNUAL INVESTMENT RETURN OF                        NET ANNUAL INVESTMENT RETURN OF
                   0.00% (Gross)     6.00% (Gross)     12.00% (Gross)     0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
                    -1.44% (Net)      4.52% (Net)       10.47% (Net)       -1.44% (Net)      4.52% (Net)       10.47% (Net)
       1              $   696           $    747         $      798          $     0*         $      0*        $        0*
       2              $ 1,366           $  1,511         $    1,663          $     0*         $      0*        $        0*
       3              $ 2,008           $  2,292         $    2,600          $     0*         $    132         $      440
       4              $ 2,621           $  3,088         $    3,615          $   581          $  1,048         $    1,575
       5              $ 3,203           $  3,896         $    4,713          $ 1,283          $  1,976         $    2,793
       6              $ 3,891           $  4,860         $    6,049          $ 2,091          $  3,060         $    4,249
       7              $ 4,547           $  5,846         $    7,503          $ 2,867          $  4,166         $    5,823
       8              $ 5,174           $  6,855         $    9,090          $ 3,614          $  5,295         $    7,530
       9              $ 5,772           $  7,892         $   10,826          $ 4,332          $  6,452         $    9,386
       10             $ 6,342           $  8,958         $   12,727          $ 5,022          $  7,638         $   11,407
       15             $ 9,019           $ 15,046         $   25,761          $ 8,299          $ 14,326         $   25,041
       20             $11,164           $ 22,351         $   47,157          $11,164          $ 22,351         $   47,157
  30 (AGE 65)         $11,274           $ 39,656         $  140,043          $11,274          $ 39,656         $  140,043
  40 (AGE 75)         $ 4,322           $ 64,063         $  387,529          $ 4,322          $ 64,063         $  387,529
  50 (AGE 85)         $     0           $103,538         $1,045,896          $     0*         $103,538         $1,045,896
  60 (AGE 95)         $     0           $167,253         $2,749,822          $     0*         $167,253         $2,749,822


* Even though the Cash Surrender Value is 0, the Policy would not Lapse if it was in a No Lapse Period and the premiums paid , less withdrawals and indebtedness, equaled or exceeded the cumulative minimum monthly premiums.



The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner and the actual investment experience of the Portfolios. The Policy Value, Cash Surrender Value, and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                              FEMALE ISSUE AGE 35



     Specified Amount $100,000            Tobacco Class
       Annual Premium $1,080           Level Death Benefit
               Using Guaranteed Cost Assumptions





     END OF          PREMIUMS
     POLICY        ACCUMULATED              ASSUMING HYPOTHETICAL GROSS AND
      YEAR            AT 5%                 NET ANNUAL INVESTMENT RETURN OF
                                   0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
                                    -1.44% (Net)      4.52% (Net)       10.47% (Net)
       1             $  1,134       $  100,000*       $  100,000*       $  100,000*
       2             $  2,325       $  100,000*       $  100,000*       $  100,000*
       3             $  3,575       $  100,000*       $  100,000        $  100,000
       4             $  4,888       $  100,000        $  100,000        $  100,000
       5             $  6,266       $  100,000        $  100,000        $  100,000
       6             $  7,713       $  100,000        $  100,000        $  100,000
       7             $  9,233       $  100,000        $  100,000        $  100,000
       8             $ 10,829       $  100,000        $  100,000        $  100,000
       9             $ 12,504       $  100,000        $  100,000        $  100,000
       10            $ 14,263       $  100,000        $  100,000        $  100,000
       15            $ 24,470       $  100,000        $  100,000        $  100,000
       20            $ 37,497       $  100,000        $  100,000        $  100,000
  30 (AGE 65)        $ 75,342       $  100,000        $  100,000        $  142,190
  40 (AGE 75)        $136,987       $  100,000*       $  100,000        $  341,780
  50 (AGE 85)        $237,401       $  100,000*       $  100,000*       $  891,030
  60 (AGE 95)        $400,964       $  100,000*       $  100,000*       $2,180,504




     END OF                           POLICY VALUE                                      CASH SURRENDER VALUE
     POLICY                 ASSUMING HYPOTHETICAL GROSS AND                        ASSUMING HYPOTHETICAL GROSS AND
      YEAR                  NET ANNUAL INVESTMENT RETURN OF                        NET ANNUAL INVESTMENT RETURN OF
                   0.00% (Gross)     6.00% (Gross)     12.00% (Gross)     0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
                    -1.44% (Net)      4.52% (Net)       10.47% (Net)       -1.44% (Net)      4.52% (Net)       10.47% (Net)
       1               $  695           $   746          $      797          $    0*           $     0*        $        0*
       2               $1,365           $ 1,510          $    1,662          $    0*           $     0*        $        0*
       3               $2,007           $ 2,290          $    2,598          $    0*           $   130         $      438
       4               $2,619           $ 3,085          $    3,612          $  579            $ 1,045         $    1,572
       5               $3,200           $ 3,893          $    4,710          $1,280            $ 1,973         $    2,790
       6               $3,746           $ 4,711          $    5,897          $1,946            $ 2,911         $    4,097
       7               $4,256           $ 5,538          $    7,180          $2,576            $ 3,858         $    5,500
       8               $4,730           $ 6,375          $    8,572          $3,170            $ 4,815         $    7,012
       9               $5,168           $ 7,222          $   10,085          $3,728            $ 5,782         $    8,645
       10              $5,573           $ 8,081          $   11,734          $4,253            $ 6,761         $   10,414
       15              $7,045           $12,541          $   22,582          $6,325            $11,821         $   21,862
       20              $7,393           $17,139          $   39,877          $7,393            $17,139         $   39,877
  30 (AGE 65)          $3,244           $25,833          $  116,549          $3,244            $25,833         $  116,549
  40 (AGE 75)          $    0           $25,786          $  319,421          $    0*           $25,786         $  319,421
  50 (AGE 85)          $    0           $     0          $  848,600          $    0*           $     0*        $  848,600
  60 (AGE 95)          $    0           $     0          $2,158,915          $    0*           $     0*        $2,158,915


* Even though the Cash Surrender Value is 0, the Policy would not Lapse if it was in a No Lapse Period and the premiums paid , less withdrawals and indebtedness, equaled or exceeded the cumulative minimum monthly premiums.



The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner and the actual investment experience of the Portfolios. The Policy Value, Cash Surrender Value, and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                              FEMALE ISSUE AGE 35



     Specified Amount $100,000           Preferred Class
       Annual Premium $1,080           Level Death Benefit
                Using Current Cost Assumptions





     END OF          PREMIUMS                        DEATH BENEFIT
     POLICY        ACCUMULATED              ASSUMING HYPOTHETICAL GROSS AND
      YEAR            AT 5%                 NET ANNUAL INVESTMENT RETURN OF
                                   0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
                                    -1.44% (Net)      4.52% (Net)       10.47% (Net)
       1             $  1,134       $  100,000*       $  100,000*       $  100,000*
       2             $  2,325       $  100,000*       $  100,000*       $  100,000*
       3             $  3,575       $  100,000        $  100,000        $  100,000
       4             $  4,888       $  100,000        $  100,000        $  100,000
       5             $  6,266       $  100,000        $  100,000        $  100,000
       6             $  7,713       $  100,000        $  100,000        $  100,000
       7             $  9,233       $  100,000        $  100,000        $  100,000
       8             $ 10,829       $  100,000        $  100,000        $  100,000
       9             $ 12,504       $  100,000        $  100,000        $  100,000
       10            $ 14,263       $  100,000        $  100,000        $  100,000
       15            $ 24,470       $  100,000        $  100,000        $  100,000
       20            $ 37,497       $  100,000        $  100,000        $  100,000
  30 (AGE 65)        $ 75,342       $  100,000        $  100,000        $  192,014
  40 (AGE 75)        $136,987       $  100,000        $  100,000        $  468,177
  50 (AGE 85)        $237,401       $  100,000        $  145,666        $1,247,554
  60 (AGE 95)        $400,964       $  100,000*       $  225,568        $3,200,317




     END OF                           POLICY VALUE                                      CASH SURRENDER VALUE
     POLICY                 ASSUMING HYPOTHETICAL GROSS AND                        ASSUMING HYPOTHETICAL GROSS AND
      YEAR                  NET ANNUAL INVESTMENT RETURN OF                        NET ANNUAL INVESTMENT RETURN OF
                   0.00% (Gross)     6.00% (Gross)     12.00% (Gross)     0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
                    -1.44% (Net)      4.52% (Net)       10.47% (Net)       -1.44% (Net)      4.52% (Net)       10.47% (Net)
       1              $   757           $    810         $      863          $     0*         $      0*        $        0*
       2              $ 1,494           $  1,647         $    1,807          $     0*         $      0*        $        0*
       3              $ 2,212           $  2,514         $    2,841          $   232          $    534         $      861
       4              $ 2,911           $  3,411         $    3,975          $ 1,041          $  1,541         $    2,105
       5              $ 3,592           $  4,341         $    5,221          $ 1,832          $  2,581         $    3,461
       6              $ 4,352           $  5,404         $    6,690          $ 2,702          $  3,754         $    5,040
       7              $ 5,090           $  6,504         $    8,303          $ 3,550          $  4,964         $    6,763
       8              $ 5,807           $  7,643         $   10,074          $ 4,377          $  6,213         $    8,644
       9              $ 6,503           $  8,825         $   12,023          $ 5,183          $  7,505         $   10,703
       10             $ 7,180           $ 10,051         $   14,168          $ 5,970          $  8,841         $   12,958
       15             $10,390           $ 17,063         $   28,834          $ 9,730          $ 16,403         $   28,174
       20             $13,057           $ 25,529         $   52,856          $13,057          $ 25,529         $   52,856
  30 (AGE 65)         $16,087           $ 47,970         $  157,388          $16,087          $ 47,970         $  157,388
  40 (AGE 75)         $15,287           $ 82,657         $  437,549          $15,287          $ 82,657         $  437,549
  50 (AGE 85)         $ 1,948           $138,729         $1,188,147          $ 1,948          $138,729         $1,188,147
  60 (AGE 95)         $     0           $223,335         $3,168,631          $     0*         $223,335         $3,168,631


* Even though the Cash Surrender Value is 0, the Policy would not Lapse if it was in a No Lapse Period and the premiums paid , less withdrawals and indebtedness, equaled or exceeded the cumulative minimum monthly premiums.



The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner and the actual investment experience of the Portfolios. The Policy Value, Cash Surrender Value, and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                              FEMALE ISSUE AGE 35



     Specified Amount $100,000           Preferred Class
       Annual Premium $1,080           Level Death Benefit
               Using Guaranteed Cost Assumptions





     END OF          PREMIUMS
     POLICY        ACCUMULATED              ASSUMING HYPOTHETICAL GROSS AND
      YEAR            AT 5%                 NETANNUAL INVESTMENT RETURN OF
                                   0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
                                    -1.44% (Net)      4.52% (Net)       10.47% (Net)
       1             $  1,134       $  100,000*       $  100,000*       $  100,000*
       2             $  2,325       $  100,000*       $  100,000*       $  100,000*
       3             $  3,575       $  100,000        $  100,000        $  100,000
       4             $  4,888       $  100,000        $  100,000        $  100,000
       5             $  6,266       $  100,000        $  100,000        $  100,000
       6             $  7,713       $  100,000        $  100,000        $  100,000
       7             $  9,233       $  100,000        $  100,000        $  100,000
       8             $ 10,829       $  100,000        $  100,000        $  100,000
       9             $ 12,504       $  100,000        $  100,000        $  100,000
       10            $ 14,263       $  100,000        $  100,000        $  100,000
       15            $ 24,470       $  100,000        $  100,000        $  100,000
       20            $ 37,497       $  100,000        $  100,000        $  100,000
  30 (AGE 65)        $ 75,342       $  100,000        $  100,000        $  169,237
  40 (AGE 75)        $136,987       $  100,000*       $  100,000        $  407,360
  50 (AGE 85)        $237,401       $  100,000*       $  100,000        $1,064,196
  60 (AGE 95)        $400,964       $  100,000*       $  100,000        $2,608,474




     END OF                           POLICY VALUE                                      CASH SURRENDER VALUE
     POLICY                 ASSUMING HYPOTHETICAL GROSS AND                        ASSUMING HYPOTHETICAL GROSS AND
      YEAR                  NET ANNUAL INVESTMENT RETURN OF                        NET ANNUAL INVESTMENT RETURN OF
                   0.00% (Gross)     6.00% (Gross)     12.00% (Gross)     0.00% (Gross)     6.00% (Gross)     12.00% (Gross)
                    -1.44% (Net)      4.52% (Net)       10.47% (Net)       -1.44% (Net)      4.52% (Net)       10.47% (Net)
       1              $   744           $   797          $      849         $      0           $     0          $        0
       2              $ 1,469           $ 1,620          $    1,778         $      0           $     0          $        0
       3              $ 2,173           $ 2,471          $    2,794         $    193           $   491          $      814
       4              $ 2,855           $ 3,348          $    3,905         $    985           $ 1,478          $    2,035
       5              $ 3,515           $ 4,253          $    5,121         $  1,755           $ 2,493          $    3,361
       6              $ 4,152           $ 5,185          $    6,450         $  2,502           $ 3,535          $    4,800
       7              $ 4,763           $ 6,143          $    7,903         $  3,223           $ 4,603          $    6,363
       8              $ 5,350           $ 7,130          $    9,496         $  3,920           $ 5,700          $    8,066
       9              $ 5,914           $ 8,147          $   11,242         $  4,594           $ 6,827          $    9,922
       10             $ 6,454           $ 9,196          $   13,161         $  5,244           $ 7,986          $   11,951
       15             $ 8,771           $14,942          $   26,028         $  8,111           $14,282          $   25,368
       20             $10,291           $21,537          $   46,944         $ 10,291           $21,537          $   46,944
  30 (AGE 65)         $ 9,790           $37,519          $  138,718         $  9,790           $37,519          $  138,718
  40 (AGE 75)         $     0           $55,741          $  380,710         $      0*          $55,741          $  380,710
  50 (AGE 85)         $     0           $69,055          $1,013,520         $      0*          $69,055          $1,013,520
  60 (AGE 95)         $     0           $21,142          $2,582,648         $      0*          $21,142          $2,582,648


* Even though the Cash Surrender Value is 0, the Policy would not Lapse if it was in a No Lapse Period and the premiums paid , less withdrawals and indebtedness, equaled or exceeded the cumulative minimum monthly premiums.


The hypothetical rates of return shown above are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made by an Owner and the actual investment experience of the Portfolios. The Policy Value, Cash Surrender Value, and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                    FINANCIAL STATEMENTS -- STATUTORY BASIS


                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA


                 YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997
                     WITH REPORTS OF INDEPENDENT AUDITORS

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA


                    FINANCIAL STATEMENTS -- STATUTORY BASIS
                        AND OTHER FINANCIAL INFORMATION


                 YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997


                                   CONTENTS



Report of Independent Auditors ...........................................   1
Audited Financial Statements
Balance Sheets -- Statutory Basis ........................................   2
Statements of Operations -- Statutory Basis ..............................   4
Statements of Changes in Capital and Surplus -- Statutory Basis ..........   5
Statements of Cash Flows -- Statutory Basis ..............................   6
Notes to Financial Statements -- Statutory Basis .........................   8
Statutory-Basis Financial Statement Schedules
Summary of Investments -- Other Than Investments in Related Parties ......   28
Supplementary Insurance Information ......................................   29
Reinsurance ..............................................................   31

                        REPORT OF INDEPENDENT AUDITORS




The Board of Directors

Life Investors Insurance Company of America



We have audited the accompanying statutory-basis balance sheets of Life Investors Insurance Company of America, an indirect wholly-owned subsidiary of AEGON N.V., as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 1999. Our audits also included the accompanying statutory-basis financial statement schedules required by Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Life Investors Insurance Company of America at December 31, 1999 and 1998, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1999.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Life Investors Insurance Company of America at December 31, 1999 and 1998, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related statutory-basis financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.



                                          /S/ ERNST & YOUNG LLP


Des Moines, Iowa
February 18, 2000

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                       BALANCE SHEETS -- STATUTORY BASIS
               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                     DECEMBER 31
                                                            -----------------------------
                                                                 1999            1998
                                                            -------------   -------------
ADMITTED ASSETS
Cash and invested assets:
 Bonds ..................................................   $5,156,784      $5,295,324
 Stocks: ................................................
  Preferred .............................................       12,167          11,359
  Common (cost: 1999 - $45,918; 1998 - $96,301) .........       53,165         130,938
  Affiliated entities (cost: 1999 - $155,130; 1998 -
     $155,130) ..........................................      163,357         142,579
 Mortgage loans on real estate ..........................    1,507,548       1,214,797
 Real estate, at cost less accumulated depreciation
    (1999 - $26,553; 1998 - $25,113):
  Home office properties ................................       19,038          17,987
  Properties acquired in satisfaction of debt ...........        7,500           6,819
  Investment properties .................................       49,536          53,813
 Policy loans ...........................................       38,790          38,737
 Cash and short-term investments ........................       50,506         212,369
 Other invested assets ..................................       79,310          58,391
                                                            ----------      ----------
Total cash and invested assets ..........................    7,137,701       7,183,113
Premiums deferred and uncollected .......................       10,122          11,762
Accrued investment income ...............................       72,534          72,327
Cash surrender value of life insurance policies .........       95,143          90,893
Receivable from affiliates ..............................       44,091              --
Federal income tax recoverable ..........................           33          13,892
Other assets ............................................       15,366          20,883
                                                            ----------      ----------
Total admitted assets ...................................   $7,374,990      $7,392,870
                                                            ==========      ==========

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

               (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                     DECEMBER 31
                                                            -----------------------------
                                                                 1999            1998
                                                            -------------   -------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
 Aggregate reserves for policies and contracts:
  Life ..................................................   $1,741,003      $1,520,961
  Annuity ...............................................    4,281,990       4,367,435
  Accident and health ...................................      301,989         273,465
 Policy and contract claim reserves:
  Life ..................................................       21,250          21,651
  Accident and health ...................................       67,951          76,259
 Other policyholders' funds .............................       98,515          95,931
 Remittances and items not allocated ....................       13,933          65,227
 Asset valuation reserve ................................      108,175         116,628
 Interest maintenance reserve ...........................       21,860          39,101
 Short-term notes payable to affiliates .................        5,100           1,700
 Payable for securities .................................        6,900         168,927
 Payable to affiliates ..................................           --          31,358
 Other liabilities ......................................      109,101          89,119
                                                            ----------      ----------
Total liabilities .......................................    6,777,767       6,867,762
Commitments and contingencies (NOTE 11)
Capital and surplus:
 Common stock, $2.48 par value, 1,164,000 shares
   authorized, 1,008,000 issued and outstanding .........        2,500           2,500
 Paid-in surplus ........................................      331,236         266,236
 Unassigned surplus .....................................      263,487         256,372
                                                            ----------      ----------
Total capital and surplus ...............................      597,223         525,108
                                                            ----------      ----------
Total liabilities and capital and surplus ...............   $7,374,990      $7,392,870
                                                            ==========      ==========


SEE ACCOMPANYING NOTES.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA


                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)




                                                                               YEAR ENDED DECEMBER 31
                                                                         1999            1998            1997
                                                                    -------------   -------------   -------------
Revenues:
 Premiums and other considerations, net of reinsurance:
  Life ..........................................................    $  342,590      $  455,526      $  334,461
  Annuity .......................................................       250,767         322,560         586,846
  Accident and health ...........................................       285,944         271,620         240,264
 Net investment income ..........................................       493,951         551,506         457,441
 Amortization of interest maintenance reserve ...................         5,653           5,679           2,562
 Commissions and expense allowances on reinsurance
   ceded ........................................................        45,639          36,474          45,064
 Other ..........................................................         8,245           4,561             753
                                                                     ----------      ----------      ----------
                                                                      1,432,789       1,647,926       1,667,391
Benefits and expenses
 Benefits paid or provided for:
  Life benefits .................................................        88,493          84,739          80,082
  Surrender benefits ............................................       503,304         492,363         450,499
  Accident and health benefits ..................................       180,617         176,278         154,201
  Other benefits ................................................       118,796         103,705          84,221
  Increase (decrease) in aggregate reserves for policies
    and contracts:
   Life .........................................................       220,233         327,648         211,185
   Annuity ......................................................       (85,445)          5,896         307,079
   Accident and health ..........................................        31,235          28,433          13,845
   Other ........................................................         3,163           3,236           6,032
                                                                     ----------      ----------      ----------
                                                                      1,060,396       1,222,298       1,307,144
 Insurance expenses:
  Commissions ...................................................       132,744         122,520         119,163
  General insurance expenses ....................................       108,831         104,290          81,687
  Taxes, licenses and fees ......................................        21,069          25,081          18,535
  Other .........................................................        (4,871)           (462)          3,287
                                                                     ----------      ----------      ----------
                                                                        257,773         251,429         222,672
                                                                     ----------      ----------      ----------
Total benefits and expenses .....................................     1,318,169       1,473,727       1,529,816
                                                                     ----------      ----------      ----------
Gain from operations before federal income tax expense
 and net realized capital gains (losses) on investments .........       114,620         174,199         137,575
Federal income tax expense ......................................        31,500          33,563          50,598
                                                                     ----------      ----------      ----------
Gain from operations before net realized capital gains
 (losses) on investments ........................................        83,120         140,636          86,977
Net realized capital gains (losses) on investments (net of
 related federal income taxes and amounts transferred
 to/from interest maintenance reserve) ..........................        19,320             141          (1,041)
                                                                     ----------      ----------      ----------
Net income ......................................................    $  102,440      $  140,777      $   85,936
                                                                     ==========      ==========      ==========


SEE ACCOMPANYING NOTES.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA


        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)




                                                                                                       TOTAL
                                                            COMMON      PAID-IN      UNASSIGNED     CAPITAL AND
                                                             STOCK      SURPLUS        SURPLUS        SURPLUS
                                                           --------   -----------   ------------   ------------
Balance at January 1, 1997 .............................    $2,500     $266,236      $  240,831     $  509,567
 Net income ............................................        --           --          85,936         85,936
 Change in net unrealized capital gains/losses .........        --           --          61,904         61,904
 Change in non-admitted assets .........................        --           --            (471)          (471)
 Change in asset valuation reserve .....................        --           --          (8,641)        (8,641)
 Change in liability for reinsurance in
   unauthorized companies ..............................        --           --             428            428
 Dividends to stockholder ..............................        --           --         (31,400)       (31,400)
 Surplus effect of ceding commissions associated
   with the sale of a division .........................        --           --              62             62
 Surplus effect of reinsurance .........................        --           --               5              5
 Surplus effect of transfer of business ................        --           --            (451)          (451)
                                                            ------     --------      ----------     ----------
Balance at December 31, 1997 ...........................     2,500      266,236         348,203        616,939
 Net income ............................................        --           --         140,777        140,777
 Change in net unrealized capital gains/losses .........        --           --         (51,933)       (51,933)
 Change in non-admitted assets .........................        --           --            (547)          (547)
 Change in asset valuation reserve .....................        --           --         (30,377)       (30,377)
 Change in liability for reinsurance in
   unauthorized companies ..............................        --           --          (3,718)        (3,718)
 Dividends to stockholder ..............................        --           --        (175,000)      (175,000)
 Tax benefit on stock options exercised ................        --           --          28,967         28,967
                                                            ------     --------      ----------     ----------
Balance at December 31, 1998 ...........................     2,500      266,236         256,372        525,108
 Net income ............................................        --           --         102,440        102,440
 Change in net unrealized capital gains/losses .........        --           --          (8,836)        (8,836)
 Change in non-admitted assets .........................        --           --           1,113          1,113
 Change in asset valuation reserve .....................        --           --           8,453          8,453
 Change in liability for reinsurance in
   unauthorized companies ..............................        --           --          (3,431)        (3,431)
 Dividends to stockholder ..............................        --           --        (100,000)      (100,000)
 Tax benefit on stock options exercised ................        --           --           5,627          5,627
 Settlement of prior period tax returns and other
   tax-related adjustments .............................        --           --           1,749          1,749
 Capital contribution ..................................        --       65,000              --         65,000
                                                            ------     --------      ----------     ----------
Balance at December 31, 1999 ...........................    $2,500     $331,236      $  263,487     $  597,223
                                                            ======     ========      ==========     ==========


SEE ACCOMPANYING NOTES.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA


                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)




                                                                                    YEAR ENDED DECEMBER 31
                                                                            1999              1998              1997
                                                                      ---------------   ---------------   ---------------
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance .............    $    938,887      $  1,090,253      $  1,209,734
Net investment income .............................................         498,612           568,796           459,740
Life and accident and health claims ...............................        (277,167)         (257,428)         (231,686)
Surrender benefits and other fund withdrawals .....................        (503,304)         (492,363)         (450,499)
Other benefits to policyholders ...................................        (118,729)         (103,229)          (83,740)
Commissions, other expenses and other taxes .......................        (271,593)         (249,268)         (221,439)
Federal income taxes ..............................................         (12,014)          (25,364)          (44,267)
Cash received in connection with transfer of business .............              --                --            26,398
Cash received in connection with reinsurance transactions .........              --                --                15
Other, net ........................................................        (264,787)           69,783            52,141
                                                                       ------------      ------------      ------------
Net cash provided by (used in) operating activities ...............         (10,095)          601,180           716,397
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
 Bonds and preferred stocks .......................................       3,735,448         2,616,194         2,066,835
 Common stocks ....................................................         169,670           101,936           115,220
 Mortgage loans on real estate ....................................         149,942           162,955           132,415
 Real estate ......................................................           3,837             1,311             1,087
 Cash received as the result of ceding commissions
   associated with the sale of a division .........................              --                --                95
 Other ............................................................           3,131             8,536             6,351
                                                                       ------------      ------------      ------------
                                                                          4,062,028         2,890,932         2,322,003
Cost of investments acquired:
 Bonds and preferred stocks .......................................      (3,621,370)       (2,697,323)       (2,516,471)
 Common stocks ....................................................         (89,062)         (113,781)         (126,393)
 Mortgage loans on real estate ....................................        (440,657)         (281,867)         (293,848)
 Real estate ......................................................          (3,211)             (391)             (431)
 Policy loans .....................................................             (53)           (2,347)           (1,493)
 Other ............................................................         (27,843)          (43,569)          (31,685)
                                                                       ------------      ------------      ------------
                                                                         (4,182,196)       (3,139,278)       (2,970,321)
                                                                       ------------      ------------      ------------
Net cash used in investing activities .............................        (120,168)         (248,346)         (648,318)
FINANCING ACTIVITIES
Capital contribution ..............................................          65,000                --                --
Short-term notes payable to affiliate .............................           3,400            (6,800)          (50,800)
Dividends to stockholder ..........................................        (100,000)         (175,000)          (31,400)
                                                                       ------------      ------------      ------------
Net cash used in financing activities .............................         (31,600)         (181,800)          (82,200)
                                                                       ------------      ------------      ------------
Increase (decrease) in cash and short-term investments ............        (161,863)          171,034           (14,121)
Cash and short-term investments at beginning of year ..............         212,369            41,335            55,456
                                                                       ------------      ------------      ------------
Cash and short-term investments at end of year ....................    $     50,506      $    212,369      $     41,335
                                                                       ============      ============      ============


SEE ACCOMPANYING NOTES.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA


                NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


ORGANIZATION

Life Investors Insurance Company of America (the "Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA"), which in turn, is an indirect wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

In connection with the sale of certain affiliates, the Company has assumed various blocks of business from these former affiliates. In addition, the Company has canceled or entered into coinsurance agreements with affiliates and non-affiliates. The following is a description of those transactions:

     o During 1993, the Company sold the Oakbrook Division (primarily group health business). The initial transfer of risk occurred through an indemnity reinsurance agreement. The policies have been assumed by the reinsurer by novation as state regulatory and policyholder approvals were received. Pursuant to the sales agreement, the Company will be liable for any deficiency that results from payment of claims incurred prior to January 1, 1994 exceeding the reserve transferred at the date of sale. During 1997, the Company received $95 for ceding commissions related to this sale; the commissions net of the related tax effect of $33 were credited directly to unassigned surplus.

     o During 1997, the Company entered into reinsurance agreements with non-affiliates. As a result of the agreements, the Company received $15 of assets, substantially all of which were cash and short-term investments, and $7 of liabilities. The difference between assets and liabilities, net of a tax effect of $3, was credited directly to unassigned surplus.

     o During 1997, the Company assumed a block of business from a non-affiliate. As a result of this transaction, the Company received $26,398 of assets, the majority of which were cash and short-term investments, and assumed $26,398 of liabilities. This transaction created a tax liability of $451, which was charged to unassigned surplus, as the basis of the assets transferred differed for tax purposes.


FINANCIAL STATEMENTS

The financial statements presented herein are prepared on a statutory basis for the Company only and, as such, the accounts of the Company's wholly-owned subsidiaries, Bankers United Life Assurance Company and Life Investors Agency Group, are not consolidated with those of the Company; rather, the subsidiaries are carried at the Company[\]'s equity in their statutory-basis net assets.



NATURE OF BUSINESS

The Company sells a full line of insurance products, including individual, credit and group coverages under life, annuity and accident and health policies. The Company is licensed in 49 states, the District of Columbia, and Canada. Sales of the Company[\]'s products are primarily through the general agency system.


BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                            (DOLLARS IN THOUSANDS)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.


The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa ("Insurance Division"), which practices differ from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are expensed as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to change in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) potential declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability), changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of the entire premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid rather than accrued and expensed during the periods in which the employees provide service; (l) stock options settled in cash are recorded as expense of the Company's indirect parent rather than charged to current operations; (m) gains or losses on dispositions of business are charged or credited directly to unassigned surplus rather than being reported in the statement of operations; (n) adjustments to federal income tax of prior years are charged or credited directly to unassigned surplus rather than being reported in the statement of operations; and (o) the financial statements of subsidiaries are not consolidated with those of the Company. The effects of these variances have not been determined by the Company, but are believed to be material.


In 1998, the National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification"), effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Iowa must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Division. At this time, it is anticipated that the State of Iowa will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                            (DOLLARS IN THOUSANDS)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CASH AND SHORT-TERM INVESTMENTS

For purposes of the statements of cash flow, the Company considers all highly liquid investments with remaining maturities of one year or less when purchased to be short-term investments.



INVESTMENTS


Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Common stocks of unaffiliated companies, which may include shares of mutual funds, are reported at market. Common stocks of the Company's subsidiaries are recorded at the equity in net assets. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Iowa Insurance Laws.


Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.


Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. During 1999, 1998 and 1997, the Company excluded investment income due and accrued of $1,313, $31 and $1,630, respectively, with respect to such practices.


The Company uses interest rate swaps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The Company entered into several interest rate swap contracts to modify the interest rate characteristics of the underlying liabilities. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.




AGGREGATE RESERVES FOR POLICIES

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                            (DOLLARS IN THOUSANDS)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency, and are continually reviewed and adjusted as necessary as experience develops or new information becomes available.


STOCK OPTION PLAN

AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company, and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting practices, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.


RECLASSIFICATIONS

Certain reclassifications have been made to the 1998 and 1997 financial statements to conform to the 1999 presentation.



2. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards (SFAS) No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, DISCLOSURES ABOUT DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS, requires additional disclosures about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

     INVESTMENT SECURITIES: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                            (DOLLARS IN THOUSANDS)


2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

     using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices and are recognized in the statutory-basis balance sheet.


     MORTGAGE LOANS AND POLICY LOANS: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.


     SHORT-TERM NOTES PAYABLE TO AFFILIATES: The fair values for short-term notes payable to affiliates are assumed to equal their carrying value.


     INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.


Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.


The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments subject to the provisions of SFAS No. 107 and No. 119:





                                                                            DECEMBER 31,
                                                                 1999                          1998
                                                      ---------------------------   ---------------------------
                                                        CARRYING         FAIR         CARRYING
                                                         AMOUNT          VALUE         AMOUNT       FAIR VALUE
                                                      ------------   ------------   ------------   ------------
   ADMITTED ASSETS
   Cash and short-term investments ................   $  50,506      $  50,506      $ 212,369      $ 212,369
   Bonds ..........................................   5,156,784      4,982,312      5,295,324      5,395,548
   Preferred stocks ...............................      12,167         10,438         11,359          9,810
   Common stocks ..................................      53,165         53,165        130,938        130,938
   Mortgage loans on real estate ..................   1,507,548      1,472,724      1,214,797      1,316,723
   Policy loans ...................................      38,790         38,790         38,737         38,737
   LIABILITIES
   Investment contract liabilities ................   4,350,288      4,081,130      4,428,562      4,418,285
   Short-term notes payable to affiliates .........       5,100          5,100          1,700          1,700

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                            (DOLLARS IN THOUSANDS)

3. INVESTMENTS


At December 31, 1999 and 1998, investments in affiliated entities were as follows:




                                                                1999                       1998
                                                      ------------------------   -------------------------
                                                                     CARRYING                    CARRYING
                     AFFILIATE                            COST        AMOUNT         COST         AMOUNT
---------------------------------------------------   -----------   ----------   -----------   -----------
   Preferred:
    Cadet Holding Corp. ...........................    $  5,068      $  1,159     $  5,068      $     --
   Common:
    Bankers United Life Assurance Company .........     150,061       163,357      150,061       142,579
    Cedar Income Fund, LTD ........................          --            --           --            --
    Life Investors Agency Group ...................           1            --            1            --
                                                       --------      --------     --------      --------
                                                       $155,130      $164,516     $155,130      $142,579
                                                       ========      ========     ========      ========



Statutory-basis financial information of the Company's wholly-owned insurance subsidiary, Bankers United Life Assurance Company, is summarized as follows:




                                                                  DECEMBER 31
                                                              1999            1998
                                                         -------------   -------------
   SUMMARY STATUTORY-BASIS BALANCE SHEETS
   Cash and invested assets ..........................    $2,845,308      $2,965,125
   Other assets ......................................        52,392          53,459
                                                          ----------      ----------
   Total admitted assets .............................    $2,897,700      $3,018,584
                                                          ==========      ==========
   Insurance reserves ................................    $2,642,133      $2,755,518
   Other liabilities .................................        92,210         120,487
   Capital and surplus ...............................       163,357         142,579
                                                          ----------      ----------
   Total liabilities and capital and surplus .........    $2,897,700      $3,018,584
                                                          ==========      ==========




                                                          YEAR ENDED DECEMBER 31
                                                      1999          1998          1997
                                                  -----------   -----------   -----------
   SUMMARY STATUTORY-BASIS STATEMENTS OF INCOME
   Revenues ...................................    $414,454      $442,278      $484,355
   Expenses and taxes .........................     380,242       428,202       447,188
                                                   --------      --------      --------
   Net income .................................    $ 34,212      $ 14,076      $ 37,167
                                                   ========      ========      ========

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                            (DOLLARS IN THOUSANDS)


3. INVESTMENTS (CONTINUED)

The carrying amounts and estimated fair values of investments in debt securities and preferred stock were as follows:





                                                                              GROSS          GROSS       ESTIMATED
                                                             CARRYING      UNREALIZED     UNREALIZED        FAIR
                                                              AMOUNT          GAINS         LOSSES          VALUE
                                                           ------------   ------------   ------------   ------------
   DECEMBER 31, 1999
   Bonds:
    United States Government and agencies ..............   $  104,385        $   129       $  3,744     $  100,770
    State, municipal and other government ..............       88,343          2,456            850         89,949
    Public utilities ...................................      268,806          1,241         12,333        257,714
    Industrial and miscellaneous .......................    2,350,841         19,687        108,329      2,262,199
    Mortgage and other asset-backed securities .........    2,344,409          6,287         79,016      2,271,680
                                                           ----------        -------       --------     ----------
                                                            5,156,784         29,800        204,272      4,982,312
   Preferred stocks ....................................       12,167             --          1,729         10,438
                                                           ----------        -------       --------     ----------
                                                           $5,168,951        $29,800       $206,001     $4,992,750
                                                           ==========        =======       ========     ==========




                                                                              GROSS          GROSS        ESTIMATED
                                                             CARRYING      UNREALIZED     UNREALIZED        FAIR
                                                              AMOUNT          GAINS         LOSSES          VALUE
                                                           ------------   ------------   ------------   ------------
   DECEMBER 31, 1998
   Bonds:
    United States Government and agencies ..............   $  195,386       $  5,343        $   528     $  200,201
    State, municipal and other government ..............       69,119          1,699          2,078         68,740
    Public utilities ...................................      229,757          6,362          7,160        228,959
    Industrial and miscellaneous .......................    2,359,858        110,479         61,915      2,408,422
    Mortgage and other asset-backed securities .........    2,441,204         59,272         11,250      2,489,226
                                                           ----------       --------        -------     ----------
                                                            5,295,324        183,155         82,931      5,395,548
   Preferred stocks ....................................       11,359             --          1,549          9,810
                                                           ----------       --------        -------     ----------
                                                           $5,306,683       $183,155        $84,480     $5,405,358
                                                           ==========       ========        =======     ==========



The carrying amounts and estimated fair values of bonds at December 31, 1999, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.





                                                            CARRYING       ESTIMATED
                                                             AMOUNT        FAIR VALUE
                                                          ------------   -------------
   Due in one year or less ............................   $  102,458      $  100,440
   Due one through five years .........................    1,179,711       1,138,866
   Due five through ten years .........................    1,071,218       1,028,658
   Due after ten years ................................      458,988         442,668
                                                          ----------      ----------
                                                           2,812,375       2,710,632
   Mortgage and other asset-backed securities .........    2,344,409       2,271,680
                                                          ----------      ----------
                                                          $5,156,784      $4,982,312
                                                          ==========      ==========

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                            (DOLLARS IN THOUSANDS)


3. INVESTMENTS (CONTINUED)

A detail of net investment income is presented below:





                                                       YEAR ENDED DECEMBER 31
                                                   1999          1998          1997
                                               -----------   -----------   -----------
   Interest on bonds .......................    $383,501      $387,038      $383,251
   Dividends from subsidiaries .............          --        80,000            --
   Dividends on equity investments .........      11,044         1,283           821
   Interest on mortgage loans ..............     103,226        89,494        85,817
   Rental income on real estate ............      13,273        13,756        13,062
   Interest on policy loans ................       2,815         2,521         2,392
   Other investment income (loss) ..........       7,832         3,793          (653)
                                                --------      --------      --------
   Gross investment income .................     521,691       577,885       484,690
   Less investment expenses ................      27,740        26,379        27,249
                                                --------      --------      --------
   Net investment income ...................    $493,951      $551,506      $457,441
                                                ========      ========      ========



Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:





                                                      YEAR ENDED DECEMBER 31
                                                1999            1998            1997
                                           -------------   -------------   -------------
   Proceeds ............................    $3,735,448      $2,616,194      $2,066,835
                                            ==========      ==========      ==========
   Gross realized gains ................    $   26,066      $   36,443      $   30,120
   Gross realized losses ...............       (43,020)        (10,361)        (24,814)
                                            ----------      ----------      ----------
   Net realized gains (losses) .........    $  (16,954)     $   26,082      $    5,306
                                            ==========      ==========      ==========



Gross unrealized gains and gross unrealized losses on equity securities, including the stock of affiliated entities, included unrealized gains of $29,223 and $43,606, and unrealized losses of $(13,749) and $(21,520) at
December 31, 1999 and 1998, respectively. The change in unrealized gains and losses on investments were as follows:





                                             YEAR ENDED DECEMBER 31
                                         1999          1998          1997
                                     -----------   ------------   ----------
   Bonds .........................    $     --      $      --      $ 9,267
   Preferred stocks ..............         846            (63)           1
   Common stocks .................      (6,612)       (57,642)      49,003
   Mortgage loans ................         (49)           (41)          50
   Real estate ...................        (322)            60           --
   Other invested assets .........      (2,699)         5,753        3,583
                                      --------      ---------      -------
   Change in unrealized ..........    $ (8,836)     $ (51,933)     $61,904
                                      ========      =========      =======



At December 31, 1999, investments with an aggregate carrying amount of $6,701,197 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such state regulatory authorities, as required by statute.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                            (DOLLARS IN THOUSANDS)


3. INVESTMENTS (CONTINUED)
Realized investment gains (losses) for investments are summarized below:




                                                                         YEAR ENDED DECEMBER 31
                                                                    1999           1998           1997
                                                               -------------   ------------   ------------
   Debt securities .........................................     $ (16,954)     $  26,082      $   5,306
   Short-term investments ..................................          (437)           410           (484)
   Equity securities .......................................        33,879            225         15,064
   Mortgage loans on real estate ...........................         2,256         11,366          1,334
   Real estate .............................................           431            901            199
   Other invested assets ...................................        (1,592)        (3,247)        (3,212)
                                                                 ---------      ---------      ---------
                                                                    17,583         35,737         18,207
   Federal income tax effect ...............................        (9,850)       (14,255)        (8,149)
   Transfer (to) from interest maintenance reserve .........        11,587        (21,341)       (11,099)
                                                                 ---------      ---------      ---------
   Net realized gains (losses) .............................     $  19,320      $     141      $  (1,041)
                                                                 =========      =========      =========



The maximum and minimum lending rates for mortgages during 1999 were 9.09%and 6.75%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 84%. Mortgage loans with a carrying amount of $7 were non-income producing for the previous twelve months. Interest of $1 related to these mortgage loans was not accrued. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property.


During 1999, mortgage loans of $7,500 were foreclosed or acquired by deed and transferred to real estate. No loans were foreclosed or acquired by deed and transferred to real estate during 1998. At December 31, 1999 and 1998, the Company held a mortgage loan loss reserve in the asset valuation reserve of $16,598 and $14,237, respectively. At December 31, 1999 and 1998, the mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:




        GEOGRAPHIC DISTRIBUTION             PROPERTY TYPE DISTRIBUTION
---------------------------------------   ------------------------------
                         1999     1998                     1999     1998
                        ------   ------                   ------   -----
   South Atlantic         26%      23%    Office            37%      35%
   E. North Central       18       20     Retail            25       31%
   Pacific                18       17     Industrial        21       22
   Mountain               12       13     Apartment          8       10
   Middle Atlantic         5        9     Other              6        2
   W. South Central        9        7     Agriculture        3       --
   E. South Central        6        5
   W. North Central        3        3
   New England             3        3



The Company utilizes interest rate swap agreements as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.


The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                            (DOLLARS IN THOUSANDS)


3. INVESTMENTS (CONTINUED)

would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date).


At December 31, 1999, the Company's outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:





                                                 NOTIONAL
                                                  AMOUNT
                                               -----------
   Derivative securities:
    Interest rate swaps:
     Receive fixed -- pay floating .........    $ 15,000
     Receive floating -- pay fixed .........     110,488



4. REINSURANCE


The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.


Reinsurance assumption and cession treaties are transacted primarily with affiliates. Premiums earned reflect the following reinsurance assumed and ceded amounts:





                                             YEAR ENDED DECEMBER 31
                                       1999           1998            1997
                                   -----------   -------------   -------------
   Direct premiums .............    $ 950,283     $1,102,695      $1,212,443
   Reinsurance assumed .........       22,234         22,319          29,042
   Reinsurance ceded ...........      (93,216)       (75,308)        (79,914)
                                    ---------     ----------      ----------
   Net premiums earned .........    $ 879,301     $1,049,706      $1,161,571
                                    =========     ==========      ==========



The Company received reinsurance recoveries in the amount of $42,849, $28,929 and $27,557 during 1999, 1998 and 1997, respectively. At December 31, 1999 and 1998, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $14,359 and $9,505, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1999 and 1998 of $109,819 and $95,070, respectively.


5. ACCIDENT AND HEALTH CLAIM LIABILITY


Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                            (DOLLARS IN THOUSANDS)


5. ACCIDENT AND HEALTH CLAIM LIABILITY (CONTINUED)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:





                                                       UNPAID CLAIMS                                     UNPAID CLAIMS
                                                    LIABILITY BEGINNING       CLAIMS         CLAIMS      LIABILITY END
                                                          OF YEAR            INCURRED         PAID          OF YEAR
                                                   ---------------------   ------------   -----------   --------------
    YEAR ENDED DECEMBER 31, 1999
    1999 .......................................          $     --          $ 199,780      $105,790        $ 93,990
    1998 and prior .............................           147,902            (20,699)       81,971          45,232
                                                          --------          ---------      --------        --------
                                                           147,902          $ 179,081      $187,761         139,222
                                                                            =========      ========
    Active life reserve ........................           201,822                                          230,718
                                                          --------                                         --------
    Total accident and health reserves .........          $349,724                                         $369,940
                                                          ========                                         ========
    YEAR ENDED DECEMBER 31, 1998
    1998 .......................................          $     --          $ 183,474      $ 82,851        $100,623
    1997 and prior .............................           137,018             (2,988)       86,751          47,279
                                                          --------          ---------      --------        --------
                                                           137,018          $ 180,486      $169,602         147,902
                                                                            =========      ========
    Active life reserve ........................           177,598                                          201,822
                                                          --------                                         --------
    Total accident and health reserves .........          $314,616                                         $349,724
                                                          ========                                         ========



The Company's unpaid claims reserve was decreased by $20,699 and $2,988 for the years ended December 31, 1999 and 1998, respectively, for health claims that occurred prior to those balance sheet dates. The redundancies in 1999 and 1998 resulted primarily from variances in the frequency of claims or claim severity.



6. INCOME TAXES


For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                            (DOLLARS IN THOUSANDS)


6. INCOME TAXES (CONTINUED)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:





                                                                     YEAR ENDED DECEMBER 31
                                                                1999           1998          1997
                                                            ------------   ------------   ----------
   Computed tax at federal statutory rate (35%) .........    $  40,117      $  60,970      $ 48,151
   Tax reserve adjustment ...............................        3,374          2,116         1,937
   Excess tax depreciation ..............................         (891)          (703)         (325)
   Deferred acquisition costs -- tax basis ..............        3,608          8,011         6,625
   Prior year overaccrual ...............................       (4,626)        (6,301)       (2,755)
   Dividend received deduction ..........................      (10,290)       (28,073)         (102)
   Charitable contribution ..............................           --         (1,183)       (1,577)
   Other items -- net ...................................          208         (1,274)       (1,356)
                                                             ---------      ---------      --------
   Federal income tax expense ...........................    $  31,500      $  33,563      $ 50,598
                                                             =========      =========      ========



Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to differences in book and tax asset bases at the time certain investments are sold.


Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($3,733 at December 31, 1999). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $1,307.


In 1999, the Company reached a final settlement with the Internal Revenue Service for 1990 and 1991 resulting in a tax refund of $452 and interest received of $272. These amounts were credited directly to unassigned surplus. The Company also corrected an error in 1999 which related to the 1997 tax-sharing agreement between the Company and these affiliates. This resulted in a credit to unassigned surplus of $1,025.


The Company's federal income tax returns have been examined and closing agreements have been executed with the Internal Revenue Service through 1992. An examination is underway for years 1993 through 1997.


7. POLICY AND CONTRACT ATTRIBUTES


Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 1999 and 1998.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                            (DOLLARS IN THOUSANDS)


7. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

A portion of the Company's policy reserves and other policyholders' funds relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:





                                                                          DECEMBER 31
                                                               1999                        1998
                                                     -------------------------   -------------------------
                                                                      PERCENT                     PERCENT
                                                        AMOUNT       OF TOTAL        AMOUNT       OF TOTAL
                                                     ------------   ----------   -------------   ---------
   Subject to discretionary withdrawal
     at book value less surrender charge .........   $  683,332          15%      $1,251,829         28%
   Subject to discretionary withdrawal
     at book value (minimal or no charges
     or adjustments) .............................    3,636,609          81        3,156,306         69
   Not subject to discretionary withdrawal
     provision ...................................      155,581           4          150,725          3
                                                     ----------          --       ----------         --
                                                      4,475,522         100%       4,558,860        100%
   Less reinsurance ceded ........................       35,644                       42,300
                                                     ----------                   ----------
   Total policy reserves on annuities and
     deposit fund liabilities ....................   $4,439,878                   $4,516,560
                                                     ==========                   ==========

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                            (DOLLARS IN THOUSANDS)


7. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1999 and 1998, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:




                                                       GROSS       LOADING        NET
                                                    -----------   ---------   -----------
   DECEMBER 31, 1999
   Life and annuity:
    Ordinary direct first year business .........    $  1,052      $   54      $    998
    Ordinary direct renewal business ............      10,685         993         9,692
    Group life direct business ..................       1,953           8         1,945
    Credit life direct business .................       1,109          --         1,109
    Reinsurance ceded ...........................      (4,301)         --        (4,301)
                                                     --------      ------      --------
   Total life and annuity .......................      10,498       1,055         9,443
   Accident and health:
    Direct ......................................       2,894          --         2,894
    Reinsurance ceded ...........................      (2,215)         --        (2,215)
                                                     --------      ------      --------
   Total accident and health ....................         679          --           679
                                                     --------      ------      --------
                                                     $ 11,177      $1,055      $ 10,122
                                                     ========      ======      ========
   DECEMBER 31, 1998
   Life and annuity:
    Ordinary direct first year business .........    $    921      $  500      $    421
    Ordinary direct renewal business ............      10,939         869        10,070
    Group life direct business ..................       2,264           5         2,259
    Credit life direct business .................       1,262          --         1,262
    Reinsurance ceded ...........................      (3,563)         --        (3,563)
                                                     --------      ------      --------
   Total life and annuity .......................      11,823       1,374        10,449
   Accident and health:
    Direct ......................................       5,017          --         5,017
    Reinsurance ceded ...........................      (3,704)         --        (3,704)
                                                     --------      ------      --------
   Total accident and health ....................       1,313          --         1,313
                                                     --------      ------      --------
                                                     $ 13,136      $1,374      $ 11,762
                                                     ========      ======      ========



At December 31, 1999 and 1998, the Company had insurance in force aggregating $989,772 and $1,144,513, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $5,108 and $5,898 to cover these deficiencies at December 31, 1999 and 1998, respectively.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                            (DOLLARS IN THOUSANDS)

8. DIVIDEND RESTRICTIONS

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2000, without the prior approval of insurance regulatory authorities, is $83,120.

The Company paid $100,000, $175,000 and $31,400 in 1999, 1998 and 1997, respectively, in cash dividends to First AUSA.


9. RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the SFAS No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,839, $1,605 and $1,121 for the years ended December 31, 1999, 1998 and 1997, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Expense related to this plan was $1,408, $1,226 and $626 for the years ended December 31, 1999, 1998 and 1997, respectively.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $131, $329 and $155 for the years ended December 31, 1999, 1998 and 1997, respectively.


10. RELATED PARTY TRANSACTIONS

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1999, 1998 and 1997, the Company paid $61,423, $54,566 and $37,076, respectively, for such services, which approximates their costs to the affiliates.

The Company provides office space, marketing and administrative services to certain affiliates. During 1999, 1998 and 1997, the Company received $130,700, $113,205 and $7,355, respectively, for these services, which approximates their costs to the Company.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                            (DOLLARS IN THOUSANDS)


10. RELATED PARTY TRANSACTIONS (CONTINUED)

Payables and receivables to and from affiliates bear interest at the thirty-day commercial paper rate, 5.63% at December 31, 1999. During 1999, 1998 and 1997, the Company paid net interest of $2,408, $1,552 and $969, respectively, to affiliates. Short-term notes payable to affiliates bear interest at rates ranging from 4.95% to 5.9%.


During 1999, the Company purchased life insurance policies covering the lives of certain employees of the Company. Premiums of $87,000 were paid to an affiliate for these policies. At December 31, 1999 and 1998, the cash surrender value of these policies was $95,143 and $90,893, respectively.


11. COMMITMENTS AND CONTINGENCIES


The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.


The Company has guaranteed that AUSA Life Insurance Company, Inc., an affiliate, will maintain capital and surplus amounts in excess of the statutory minimum requirements of $3,000 through 1998. At December 31, 1999, AUSA Life Insurance Company had capital and surplus of $393,494.


The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA). Potential future obligations for unknown insolvencies are not determinable by the Company. The Company has established a reserve of $7,202 and $6,793 at December 31, 1999 and 1998, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $532, $2,053 and $326 for December 31, 1999, 1998 and 1997, respectively.

                  LIFE INVESTORS INSURANCE COMPANY OF ANERICA


                      SUMMARY OF INVESTMENTS -- OTHER THAN
                         INVESTMENTS IN RELATED PARTIES
                             (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1999


SCHEDULE I





                                                                                              AMOUNT AT WHICH
                                                                                 MARKET        SHOWN IN THE
TYPE OF INVESTMENT                                               COST (1)         VALUE        BALANCE SHEET
------------------------------------------------------------   ------------   ------------   ----------------
FIXED MATURITIES
Bonds:
 United States Government and government agencies
   and authorities .........................................   $  136,071     $ 131,993         $  136,071
 States, municipalities and political subdivisions .........      702,146       690,426            702,146
 Foreign governments .......................................       85,519        87,181             85,519
 Public utilities ..........................................      268,806       257,714            268,806
 All other corporate bonds .................................    3,964,242     3,814,998          3,964,242
Redeemable preferred stock .................................       12,167        10,438             12,167
                                                               ----------     ---------         ----------
Total fixed maturities .....................................    5,168,951     4,992,750          5,168,951
EQUITY SECURITIES
Common stocks:
 Public utilities ..........................................          378           616                616
 Banks, trust and insurance ................................        5,306         5,570              5,570
 Industrial, miscellaneous and all other ...................       40,234        46,979             46,979
                                                               ----------     ---------         ----------
Total equity securities ....................................       45,918        53,165             53,165
Mortgage loans on real estate ..............................    1,507,548                        1,507,548
Real estate ................................................       68,574                           68,574
Real estate acquired in satisfaction of debt ...............        7,500                            7,500
Policy loans ...............................................       38,790                           38,790
Other long-term investments ................................       79,310                           79,310
Cash and short-term investments ............................       50,506                           50,506
                                                               ----------                       ----------
Total investments ..........................................   $6,967,097                       $6,974,344
                                                               ==========                       ==========



(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA


                      SUPPLEMENTARY INSURANCE INFORMATION
                            (DOLLARS IN THOUSANDS)


SCHEDULE III





                                                      FUTURE POLICY                  POLICY AND
                                                       BENEFITS AND     UNEARNED      CONTRACT
                                                         EXPENSES       PREMIUMS     LIABILITIES
                                                     ---------------   ----------   ------------
YEAR ENDED DECEMBER 31, 1999
Individual life ..................................      $1,674,722      $     --       $10,395
Individual health ................................         180,232        90,610        35,877
Group life and health ............................          86,524        10,904        42,929
Annuity ..........................................       4,281,990            --            --
                                                        ----------      --------       -------
                                                        $6,223,468      $101,514       $89,201
                                                        ==========      ========       =======
YEAR ENDED DECEMBER 31, 1998
Individual life ..................................      $1,455,483      $     --       $10,103
Individual health ................................         160,471        84,968        37,369
Group life and health ............................          84,527         8,977        50,438
Annuity ..........................................       4,367,435            --            --
Aggregate of all other lines of business .........              --            --            --
                                                        ----------      --------       -------
                                                        $6,067,916      $ 93,945       $97,910
                                                        ==========      ========       =======
YEAR ENDED DECEMBER 31, 1997
Individual life ..................................      $1,131,903      $     --       $10,972
Individual health ................................         132,971        83,333        37,601
Group life and health ............................          81,059         9,079        44,766
Annuity ..........................................       4,361,539            --            --
                                                        ----------      --------       -------
                                                        $5,707,472      $ 92,412       $93,339
                                                        ==========      ========       =======

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA

                            (DOLLARS IN THOUSANDS)


SCHEDULE III -- (CONTINUED)





                    NET          BENEFITS, CLAIMS        OTHER
   PREMIUM      INVESTMENT          LOSSES AND         OPERATING     PREMIUMS
   REVENUE        INCOME*      SETTLEMENT EXPENSES     EXPENSES*      WRITTEN
------------   ------------   ---------------------   -----------   ----------
$  270,918       $118,649           $  301,367         $ 78,601      $     --
   146,383         22,773              110,707           70,564        97,606
   211,232         10,791              149,128           54,008       186,428
   250,768        341,738              499,194           54,600            --
----------       --------           ----------         --------      --------
$  879,301       $493,951           $1,060,396         $257,773
==========       ========           ==========         ========
$  379,600       $ 92,298           $  403,328         $ 72,538      $     --
   144,965         20,675              108,552           71,347        96,709
   202,580         10,526              143,347           47,991       172,599
   322,561        348,007              567,071           59,553            --
        --         80,000                   --               --            --
----------       --------           ----------         --------
$1,049,706       $551,506           $1,222,298         $251,429
==========       ========           ==========         ========
$  250,767       $ 80,751           $  275,055         $ 55,770      $     --
   130,533         19,485               94,338           72,277        92,183
   193,426         10,267              120,782           51,414       147,998
   586,845        346,938              816,969           43,211            --
----------       --------           ----------         --------
$1,161,571       $457,441           $1,307,144         $222,672
==========       ========           ==========         ========



* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                  LIFE INVESTORS INSURANCE COMPANY OF AMERICA


                                  REINSURANCE
                            (DOLLARS IN THOUSANDS)


SCHEDULE IV





                                                                                                      PERCENTAGE
                                                        CEDED TO        ASSUMED                       OF AMOUNT
                                         GROSS           OTHER        FROM OTHER                      ASSUMED TO
                                        AMOUNT         COMPANIES       COMPANIES      NET AMOUNT         NET
                                    --------------   -------------   ------------   --------------   -----------
YEAR ENDED DECEMBER 31, 1999
Life insurance in force .........    $33,530,215      $6,030,865       $579,911      $28,079,261          2.1%
                                     ===========      ==========       ========      ===========         ====
Premiums:
 Individual life ................    $   297,597      $   40,993       $ 14,314      $   270,918          5.3%
 Individual health ..............        171,067          28,889          4,205          146,383          2.9
 Group life and health ..........        231,502          23,173          2,903          211,232          1.4
 Annuity ........................        250,117             161            812          250,768          0.3
                                     -----------      ----------       --------      -----------         ----
                                     $   950,283      $   93,216       $ 22,234      $   879,301          2.5%
                                     ===========      ==========       ========      ===========         ====
YEAR ENDED DECEMBER 31, 1998
Life insurance in force .........    $32,242,062      $4,533,369       $599,989      $28,308,682          2.1%
                                     ===========      ==========       ========      ===========         ====
Premiums:
 Individual life ................    $   400,787      $   34,351       $ 12,314      $   378,750          3.3%
 Individual health ..............        164,274          24,482          5,172          144,964          3.6
 Group life and health ..........        215,205          15,973          3,348          202,580          1.7
 Annuity ........................        322,429             502          1,485          323,412          0.5
                                     -----------      ----------       --------      -----------         ----
                                     $ 1,102,695      $   75,308       $ 22,319      $ 1,049,706          2.1%
                                     ===========      ==========       ========      ===========         ====
YEAR ENDED DECEMBER 31, 1997
Life insurance in force .........    $32,049,197      $3,123,804       $646,128      $29,571,521          2.2%
                                     ===========      ==========       ========      ===========         ====
Premiums: .......................
 Individual life ................    $   283,431      $   36,023       $  2,474      $   249,882          1.0%
 Individual health ..............        163,062          34,577          2,048          130,533          1.6
 Group life and health ..........        180,093           8,246         21,579          193,426         11.2
 Annuity ........................        585,857           1,068          2,941          587,730          0.5
                                     -----------      ----------       --------      -----------         ----
                                     $ 1,212,443      $   79,914       $ 29,042      $ 1,161,571          2.2%
                                     ===========      ==========       ========      ===========         ====

                                    PART II.
                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS
                           ---------------------------

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A)
                ----------------------------------------------

      Life Investors Insurance Company of America ("Life Investors") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Life Investors.

                              RULE 484 UNDERTAKING
                              --------------------

      Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

The facing sheet
The Prospectus, consisting of 67 pages
The undertaking to file reports
Representation pursuant to Section 26(e)(2)(A)
The Rule 484 undertaking The
signatures

Written consent of the following persons:

      (a)   Roger Hallquist, Actuary
      (b)   John D. Cleavenger, Esq.
      (c)   Sutherland Asbill & Brennan LLP
      (d)   Ernst & Young LLP

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

      A.    (1)   Resolution of the Board of Directors of Life Investors
                  establishing Life Investors Variable Life Account A (the
                  "Separate Account") @

            (2)   Not Applicable (Custody Agreement) @

            (3)   Distribution of Policies
                  (a)   Form of Principal Underwriting Agreement @
                  (b)   Form of Broker-Dealer Supervision and Sales
                        Agreement @

            (4) Not Applicable (Agreements between Life Investors, the principal underwriter, or custodian other than those set forth above in A. (1), (2), and (3))

            (5)   Specimen Flexible Premium Variable Life Insurance Policy @
                  (a)   Waiver of Premium Benefit @
                  (b)   Waiver of Monthly Deduction @
                  (c)   Level One-Year Term Insurance @
                  (d)   Additional Insured's Level One-Year Term Insurance @
                  (e)   Accidental Death Benefit @
                  (f)   Guaranteed Insurability Benefit @
                  (g)   Income Replacement Benefit @
                  (h)   Children's Benefit @

            (6)   (a)   Certificate of Incorporation of Life Investors @
                  (b)   By-Laws of Life Investors @

            (7) Not Applicable (Any insurance policy under a contract between the Separate Account and Life Investors)

            (8)   (a)   Form of Participation Agreement regarding Janus
                        Aspen   Series @
                  (b)   Form of Participation Agreement regarding AIM
                        Variable Insurance Funds, Inc. @
                  (c)   Form of Participation Agreement regarding Oppenheimer
                            Variable Account Funds @
                  (d)   Form of Participation Agreement regarding Fidelity
                        Variable Insurance Products Funds @

            (9) Not Applicable (All other material contracts concerning the Separate Account)

            (10)  Application for Flexible Premium Variable Life Insurance
                  Policy @

            (11) Memorandum describing issuance, transfer and redemption procedures @

2. Opinion of Counsel as to the legality of the securities being registered @

3. Not Applicable (Financial statements omitted from the prospectus pursuant to Instruction 1(b) or (c) of Part I

4.    Not Applicable

5. Opinion and consent of Roger Hallquist as to actuarial matters pertaining to the securities being registered *

6.    Consent of Sutherland Asbill & Brennan LLP *

7.    Consent of Ernst & Young LLP *

8.    Powers of Attorney @



---------------------------------

@ Incorporated herein by reference to the Initial Registration Statement on Form S-6 (File No. 333-93567) filed with the Securities and Exchange Commission on December 23, 1999.

*     Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Life Investors Variable Life Account A certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Cedar Rapids and State of Iowa on this 20th day of April, 2000.

(Seal)                             LIFE INVESTORS VARIABLE LIFE ACCOUNT A
                                   (Registrant)

                                   LIFE INVESTORS INSURANCE COMPANY
                                   OF AMERICA
                                   (Depositor)

       *                                     *
-----------------------            -----------------------
Craig D. Vermie                    Rex B. Eno
Vice President, Secretary          President and Chairman of the Board
General Counsel and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title                                              Date
       *
----------------------------                                     --------
Rex B. Eno
President and Chairman of the Board
       *
----------------------------                                     -------
Patrick S. Baird
Senior Vice President, Chief Operating Officer and Director
       *
----------------------------                                     -------
Douglas C. Kolsrud
Senior Vice President, Chief Investment Officer, Corporate
Actuary and Director
       *
----------------------------                                     -------
Craig D. Vermie
Vice President, Secretary, General Counsel and Director
       *
----------------------------                                     -------
Robert J. Kontz
Vice President and Corporate Controller
       *
----------------------------                                     -------
Brenda K. Clancy
Vice President, Treasurer and Chief Financial Officer and
Director
       *
----------------------------
Jack R. Dykhouse                                                 -------
Executive Vice President and Director
       *
----------------------------                                     -------
William L. Busler
Executive Vice President and Director

*By: /s/ John D. Cleavenger                                      April 20, 2000
     ------------------------
     John D. Cleavenger

EXHIBITS LIST

5. Opinion and consent of Roger Hallquist as to actuarial matters pertaining to the securities being registered

6.    Consent of Sutherland Asbill & Brennan LLP

7.    Consent of Ernst & Young LLP